     May 7, 1998                                                   CONFIDENTIAL



     Materials Prepared for the Board of Directors

     CPI Corp.

--------------------------------------------------------------------------------
CPI CORP.

Table of Contents
--------------------------------------------------------------------------------

     1. Executive Summary

     2. Public Market Profile

     3. Valuation Considerations

     4. Strategic Alternatives

     5. Appendix

        A. PCA Transaction Overview


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CREDIT     |     FIRST
SUISSE     |     BOSTON

--------------------------------------------------------------------------------
CPI CORP.


--------------------------------------------------------------------------------


     1.

     Executive Summary


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

                                                    CONFIDENTIAL             1
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Executive Summary
--------------------------------------------------------------------------------

     Although CPI has performed well in the market over the last year, the Company continues to face a number of challenges whose resolution may require a fundamentally different approach.

     o Strong, ongoing excess cash generation with limited internal reinvestment opportunities

     o Persistent market under-valuation relative to the Company's "intrinsic" value due to:

          o Substantial mismatch of earnings and cash flow (public market focuses on earnings and earnings growth)

          o Expensive capital structure (low leverage given financial profile)

          o High perceived reinvestment risk (investor concern that free cash may be squandered on unproductive investments)

          o    Poor trading liquidity (lack of critical mass in the market)

     o    Declining efficacy of share repurchase program

     o Heavy technology/training expenditures budgeted for the current year which will weigh down financial results and potentially exacerbate the "value gap"

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

                                                    CONFIDENTIAL             2
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Executive Summary (Continued)
--------------------------------------------------------------------------------

     CSFB has evaluated the following strategic alternatives in terms of their ability to resolve the identified issues facing the company:

     Status                   o    Employ conservative leverage and
     Quo                           pursue opportunistic share
                                   repurchases

     Acquisition Strategy or  o    Deploy available debt capacity
     Major New Initiatives         toward complementary acquisition(s)
     or Joint Ventures             or other new initiatives

     Public Market            o    Employ aggressive leverage through
     Recapitalization              a large one-time share buyback or
                                   special dividend to shareholders

     Sale of Merger           o    sell the company to either a
     of the Company                strategic or a financial buyer or
                                   effect a strategic merger


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


--------------------------------------------------------------------------------
CPI CORP.


--------------------------------------------------------------------------------

     2.

     Public Market Profile








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SUISSE     |     BOSTON

                                                    CONFIDENTIAL             6
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Executive Summary
--------------------------------------------------------------------------------









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CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             3
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

CPI's Recent Stock Price Performance
--------------------------------------------------------------------------------

April 29, 1997 through April 29, 1998
Relative Daily Closing Prices


May 28, 1997       Announces First Quarter Earnings
                   Close: $21.125 (-2.0%)

June 24, 1997      Wasserstein Perella Initiates Equity Research Coverage with
                   Strong Buy
                   Close: $19.25 (+2.0%)

August 18, 1997    Announces Second Quarter Earnings and Continued Positive
                   Sales Trends
                   Close: $21.125 (-2.0%)

October 2, 1997    Announces Sale of Interest In Kodak JV
                   Close: $26.875 (+3.1%)

November 13, 1997  Announces Disappointing Third Quarter Trends
                   Close: $20,125 (-11.5%)

December 5, 1997   Announces Third Quarter Earnings
                   Close: $18.875 (+3.4%)

December 9, 1997   Announces Dutch Auction Self-Tender Offer
                   Close $21.563 (+10.6%)

December 30, 1997  Announces Strong Christmas Sales Trends
                   Close: $22.625 (+0.3%)

January 8, 1998    Announces Preliminary Results of Dutch Auction
                   Close: $22.25 (-1.4%)

April 9, 1998      Announces Fourth Quarter and Fiscal 1997 Earnings
                   Close: 26.188 (+3.5%)

                   Date              CPI CORP
            29-Apr-1997               16.2500
            30-Apr-1997               16.1250
            01-May-1997               16.2500
            02-May-1997               17.0000
            05-May-1997               16.8750
            06-May-1997               17.1250
            07-May-1997               17.3750
            08-May-1997               16.8750
            09-May-1997               16.8750
            12-May-1997               17.1250
            13-May-1997               17.0000
            14-May-1997               17.6250
            15-May-1997               18.6250
            16-May-1997               18.6250
            19-May-1997               18.5000
            20-May-1997               18.2500
            21-May-1997               18.5000
            22-May-1997               18.8750
            23-May-1997               19.0000
            27-May-1997               19.1250
            28-May-1997               19.3750
            29-May-1997               19.2500
            30-May-1997               18.7500
            02-Jun-1997               18.7500
            03-Jun-1997               18.7500
            04-Jun-1997               18.6250
            05-Jun-1997               18.7500
            06-Jun-1997               18.7500
            09-Jun-1997               19.0000
            10-Jun-1997               18.7500
            11-Jun-1997               18.6250
            12-Jun-1997               18.5000
            13-Jun-1997               18.8750
            16-Jun-1997               18.7500
            17-Jun-1997               18.6250
            18-Jun-1997               18.8750
            19-Jun-1997               19.0000
            20-Jun-1997               18.8750
            23-Jun-1997               18.8750
            24-Jun-1997               19.2500
            25-Jun-1997               19.5625
            26-Jun-1997               20.3750
            27-Jun-1997               20.6250
            30-Jun-1997               21.0000
            01-Jul-1997               21.0625
            02-Jul-1997               21.1250
            03-Jul-1997               20.7500
            07-Jul-1997               21.0000
            08-Jul-1997               21.1250
            09-Jul-1997               21.2500
            10-Jul-1997               21.1250
            11-Jul-1997               22.0000
            14-Jul-1997               22.0625
            15-Jul-1997               21.6250
            16-Jul-1997               21.5625
            17-Jul-1997               21.3750
            18-Jul-1997               21.5000
            21-Jul-1997               21.1250
            22-Jul-1997               21.6250
            23-Jul-1997               21.3125
            24-Jul-1997               20.8750
            25-Jul-1997               20.6250
            28-Jul-1997               20.3750
            29-Jul-1997               19.9375
            30-Jul-1997               20.1250
            31-Jul-1997               20.3750
            01-Aug-1997               20.0625
            04-Aug-1997               19.9375
            05-Aug-1997               20.0625
            06-Aug-1997               19.7500
            07-Aug-1997               19.8750
            08-Aug-1997               20.1875
            11-Aug-1997               20.2500
            12-Aug-1997               20.2500
            13-Aug-1997               20.0625
            14-Aug-1997               20.4375
            15-Aug-1997               21.5625
            18-Aug-1997               21.1250
            19-Aug-1997               21.5000
            20-Aug-1997               23.3125
            21-Aug-1997               23.5625
            22-Aug-1997               23.4375
            25-Aug-1997               23.7500
            26-Aug-1997               24.3750
            27-Aug-1997               24.3750
            28-Aug-1997               24.3750
            29-Aug-1997               23.7500
            02-Sep-1997               25.2500
            03-Sep-1997               25.5000
            04-Sep-1997               25.0625
            05-Sep-1997               25.1250
            08-Sep-1997               25.3125
            09-Sep-1997               26.1250
            10-Sep-1997               26.0000
            11-Sep-1997               25.5000
            12-Sep-1997               25.6250
            15-Sep-1997               25.8750
            16-Sep-1997               25.6250
            17-Sep-1997               26.1250
            18-Sep-1997               26.3125
            19-Sep-1997               26.1875
            22-Sep-1997               26.3125
            23-Sep-1997               26.1875
            24-Sep-1997               26.5625
            25-Sep-1997               25.3125
            26-Sep-1997               25.1250
            29-Sep-1997               25.1250
            30-Sep-1997               25.5000
            01-Oct-1997               26.0625
            02-Oct-1997               26.8750
            03-Oct-1997               27.3125
            06-Oct-1997               27.0000
            07-Oct-1997               27.3125
            08-Oct-1997               27.3750
            09-Oct-1997               25.9375
            10-Oct-1997               24.7500
            13-Oct-1997               24.8750
            14-Oct-1997               26.0000
            15-Oct-1997               25.0000
            16-Oct-1997               25.5625
            17-Oct-1997               25.1250
            20-Oct-1997               25.4375
            21-Oct-1997               25.1250
            22-Oct-1997               24.0000
            23-Oct-1997               25.0000
            24-Oct-1997               26.1875
            27-Oct-1997               25.5625
            28-Oct-1997               24.5000
            29-Oct-1997               25.8750
            30-Oct-1997               26.5000
            31-Oct-1997               26.0000
            03-Nov-1997               27.5625
            04-Nov-1997               27.0000
            05-Nov-1997               26.8125
            06-Nov-1997               25.3750
            07-Nov-1997               25.0000
            10-Nov-1997               23.7500
            11-Nov-1997               23.6875
            12-Nov-1997               22.7500
            13-Nov-1997               20.1250
            14-Nov-1997               19.9375
            17-Nov-1997               20.0000
            18-Nov-1997               18.3125
            19-Nov-1997               17.7500
            20-Nov-1997               18.0000
            21-Nov-1997               18.9375
            24-Nov-1997               18.3125
            25-Nov-1997               18.1250
            26-Nov-1997               18.2500
            28-Nov-1997               18.6250
            01-Dec-1997               18.5625
            02-Dec-1997               17.9375
            03-Dec-1997               18.0000
            04-Dec-1997               18.2500
            05-Dec-1997               18.8750
            08-Dec-1997               19.5000
            09-Dec-1997               21.5625
            10-Dec-1997               21.5625
            11-Dec-1997               21.5625
            12-Dec-1997               21.5625
            15-Dec-1997               21.6250
            16-Dec-1997               21.5625
            17-Dec-1997               21.5625
            18-Dec-1997               21.7500
            19-Dec-1997               21.6875
            22-Dec-1997               22.0000
            23-Dec-1997               22.3125
            24-Dec-1997               22.1875
            26-Dec-1997               22.3750
            29-Dec-1997               22.5625
            30-Dec-1997               22.6250
            31-Dec-1997               22.6250
            02-Jan-1998               22.6250
            05-Jan-1998               22.6250
            06-Jan-1998               22.6875
            07-Jan-1998               22.5625
            08-Jan-1998               22.2500
            09-Jan-1998               21.9375
            12-Jan-1998               21.1250
            13-Jan-1998               21.0625
            14-Jan-1998               20.9375
            15-Jan-1998               22.2500
            16-Jan-1998               22.4375
            20-Jan-1998               22.2500
            21-Jan-1998               22.8750
            22-Jan-1998               22.8125
            23-Jan-1998               22.8750
            26-Jan-1998               23.0625
            27-Jan-1998               23.1875
            28-Jan-1998               23.3750
            29-Jan-1998               23.9375
            30-Jan-1998               24.0625
            02-Feb-1998               24.2500
            03-Feb-1998               24.1250
            04-Feb-1998               24.3125
            05-Feb-1998               24.5625
            06-Feb-1998               23.9375
            09-Feb-1998               24.2500
            10-Feb-1998               24.5000
            11-Feb-1998               24.5625
            12-Feb-1998               24.5000
            13-Feb-1998               24.4375
            17-Feb-1998               25.2500
            18-Feb-1998               24.6875
            19-Feb-1998               25.0000
            20-Feb-1998               24.5625
            23-Feb-1998               24.0625
            24-Feb-1998               24.5000
            25-Feb-1998               24.1875
            26-Feb-1998               24.1250
            27-Feb-1998               24.0625
            02-Mar-1998               24.1250
            03-Mar-1998               23.9375
            04-Mar-1998               23.8750
            05-Mar-1998               23.9375
            06-Mar-1998               23.6250
            09-Mar-1998               23.9375
            10-Mar-1998               24.0625
            11-Mar-1998               24.4375
            12-Mar-1998               24.4375
            13-Mar-1998               24.3125
            16-Mar-1998               24.3750
            17-Mar-1998               24.3125
            18-Mar-1998               24.3750
            19-Mar-1998               24.1875
            20-Mar-1998               24.3750
            23-Mar-1998               24.4375
            24-Mar-1998               24.6250
            25-Mar-1998               24.5625
            26-Mar-1998               24.3750
            27-Mar-1998               24.5000
            30-Mar-1998               24.6875
            31-Mar-1998               25.3125
            01-Apr-1998               25.8750
            02-Apr-1998               25.3125
            03-Apr-1998               25.2500
            06-Apr-1998               25.5625
            07-Apr-1998               25.3750
            08-Apr-1998               25.3125
            09-Apr-1998               26.1875
            13-Apr-1998               26.6250
            14-Apr-1998               27.2500
            15-Apr-1998               27.2500
            16-Apr-1998               26.5000
            17-Apr-1998               26.3750
            20-Apr-1998               26.0625
            21-Apr-1998               26.6250
            22-Apr-1998               26.3750
            23-Apr-1998               26.5625
            24-Apr-1998               26.5625
            27-Apr-1998               26.3125
            28-Apr-1998               26.1250
            29-Apr-1998               26.0000

--------------------------------------------------------------------------------
Source: FactSet Research Systems, Inc.

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CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             4
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

CPI's Recent Stock Price Performance
--------------------------------------------------------------------------------


                       One Year Stock Price Performance
                             Daily Closing Prices
                    April 29, 1997 through April 29, 1998



            Date       CPI CORP             S&P INDUSTRIALS     PCA INTL INC
            ----       --------             ---------------     ------------
     29-Apr-1997          100%                   100%             100%
     30-Apr-1997           99%                   101%             102%
     01-May-1997          100%                   101%             100%
     02-May-1997          105%                   102%             103%
     05-May-1997          104%                   105%             103%
     06-May-1997          105%                   104%             101%
     07-May-1997          107%                   103%             104%
     08-May-1997          104%                   103%             101%
     09-May-1997          104%                   104%             103%
     12-May-1997          105%                   106%             106%
     13-May-1997          105%                   105%             105%
     14-May-1997          108%                   105%             112%
     15-May-1997          115%                   106%             104%
     16-May-1997          115%                   105%             109%
     19-May-1997          114%                   105%             109%
     20-May-1997          112%                   106%             110%
     21-May-1997          114%                   106%             109%
     22-May-1997          116%                   106%             109%
     23-May-1997          117%                   107%             107%
     26-May-1997          117%                   107%             107%
     27-May-1997          118%                   108%             110%
     28-May-1997          119%                   107%             118%
     29-May-1997          118%                   107%             122%
     30-May-1997          115%                   107%             115%
     02-Jun-1997          115%                   107%             120%
     03-Jun-1997          115%                   107%             130%
     04-Jun-1997          115%                   106%             138%
     05-Jun-1997          115%                   106%             140%
     06-Jun-1997          115%                   108%             138%
     09-Jun-1997          117%                   109%             141%
     10-Jun-1997          115%                   109%             141%
     11-Jun-1997          115%                   110%             135%
     12-Jun-1997          114%                   111%             139%
     13-Jun-1997          116%                   113%             131%
     16-Jun-1997          115%                   113%             138%
     17-Jun-1997          115%                   113%             133%
     18-Jun-1997          116%                   112%             128%
     19-Jun-1997          117%                   113%             138%
     20-Jun-1997          116%                   113%             139%
     23-Jun-1997          116%                   111%             129%
     24-Jun-1997          118%                   113%             134%
     25-Jun-1997          120%                   112%             140%
     26-Jun-1997          125%                   111%             140%
     27-Jun-1997          127%                   112%             133%
     30-Jun-1997          129%                   112%             128%
     01-Jul-1997          130%                   112%             125%
     02-Jul-1997          130%                   114%             123%
     03-Jul-1997          128%                   115%             123%
     04-Jul-1997          128%                   115%             123%
     07-Jul-1997          129%                   115%             125%
     08-Jul-1997          130%                   116%             125%
     09-Jul-1997          131%                   115%             120%
     10-Jul-1997          130%                   115%             125%
     11-Jul-1997          135%                   116%             126%
     14-Jul-1997          136%                   116%             131%
     15-Jul-1997          133%                   117%             130%
     16-Jul-1997          133%                   119%             129%
     17-Jul-1997          132%                   118%             131%
     18-Jul-1997          132%                   116%             133%
     21-Jul-1997          130%                   116%             133%
     22-Jul-1997          133%                   118%             130%
     23-Jul-1997          131%                   119%             141%
     24-Jul-1997          128%                   119%             144%
     25-Jul-1997          127%                   119%             144%
     28-Jul-1997          125%                   118%             142%
     29-Jul-1997          123%                   119%             142%
     30-Jul-1997          124%                   120%             146%
     31-Jul-1997          125%                   120%             147%
     01-Aug-1997          123%                   119%             142%
     04-Aug-1997          123%                   120%             147%
     05-Aug-1997          123%                   120%             144%
     06-Aug-1997          122%                   121%             146%
     07-Aug-1997          122%                   120%             146%
     08-Aug-1997          124%                   118%             144%
     11-Aug-1997          125%                   118%             142%
     12-Aug-1997          125%                   117%             144%
     13-Aug-1997          123%                   116%             141%
     14-Aug-1997          126%                   117%             141%
     15-Aug-1997          133%                   113%             138%
     18-Aug-1997          130%                   115%             140%
     19-Aug-1997          132%                   117%             140%
     20-Aug-1997          143%                   118%             144%
     21-Aug-1997          145%                   117%             144%
     22-Aug-1997          144%                   116%             144%
     25-Aug-1997          146%                   116%             146%
     26-Aug-1997          150%                   115%             141%
     27-Aug-1997          150%                   115%             147%
     28-Aug-1997          150%                   114%             150%
     29-Aug-1997          146%                   113%             147%
     01-Sep-1997          146%                   113%             147%
     02-Sep-1997          155%                   117%             144%
     03-Sep-1997          157%                   117%             142%
     04-Sep-1997          154%                   117%             144%
     05-Sep-1997          155%                   117%             143%
     08-Sep-1997          156%                   117%             150%
     09-Sep-1997          161%                   117%             144%
     10-Sep-1997          160%                   115%             142%
     11-Sep-1997          157%                   115%             142%
     12-Sep-1997          158%                   116%             142%
     15-Sep-1997          159%                   115%             147%
     16-Sep-1997          158%                   119%             150%
     17-Sep-1997          161%                   118%             150%
     18-Sep-1997          162%                   119%             153%
     19-Sep-1997          161%                   119%             154%
     22-Sep-1997          162%                   120%             147%
     23-Sep-1997          161%                   119%             146%
     24-Sep-1997          163%                   118%             148%
     25-Sep-1997          156%                   118%             146%
     26-Sep-1997          155%                   118%             151%
     29-Sep-1997          155%                   120%             150%
     30-Sep-1997          157%                   119%             150%
     01-Oct-1997          160%                   120%             157%
     02-Oct-1997          165%                   120%             158%
     03-Oct-1997          168%                   121%             162%
     06-Oct-1997          166%                   122%             158%
     07-Oct-1997          168%                   123%             163%
     08-Oct-1997          168%                   122%             162%
     09-Oct-1997          160%                   121%             159%
     10-Oct-1997          152%                   121%             160%
     13-Oct-1997          153%                   121%             160%
     14-Oct-1997          160%                   121%             158%
     15-Oct-1997          154%                   121%             160%
     16-Oct-1997          157%                   119%             154%
     17-Oct-1997          155%                   118%             154%
     20-Oct-1997          157%                   119%             154%
     21-Oct-1997          155%                   121%             158%
     22-Oct-1997          148%                   121%             154%
     23-Oct-1997          154%                   119%             154%
     24-Oct-1997          161%                   117%             152%
     27-Oct-1997          157%                   109%             152%
     28-Oct-1997          151%                   115%             154%
     29-Oct-1997          159%                   115%             156%
     30-Oct-1997          163%                   113%             154%
     31-Oct-1997          160%                   114%             157%
     03-Nov-1997          170%                   117%             156%
     04-Nov-1997          166%                   118%             160%
     05-Nov-1997          165%                   118%             158%
     06-Nov-1997          156%                   117%             160%
     07-Nov-1997          154%                   116%             155%
     10-Nov-1997          146%                   115%             154%
     11-Nov-1997          146%                   116%             158%
     12-Nov-1997          140%                   113%             156%
     13-Nov-1997          124%                   115%             154%
     14-Nov-1997          123%                   117%             157%
     17-Nov-1997          123%                   119%             154%
     18-Nov-1997          113%                   118%             157%
     19-Nov-1997          109%                   118%             157%
     20-Nov-1997          111%                   120%             161%
     21-Nov-1997          117%                   120%             160%
     24-Nov-1997          113%                   118%             158%
     25-Nov-1997          112%                   119%             155%
     26-Nov-1997          112%                   119%             158%
     27-Nov-1997          112%                   119%             158%
     28-Nov-1997          115%                   119%             158%
     01-Dec-1997          114%                   121%             159%
     02-Dec-1997          110%                   121%             154%
     03-Dec-1997          111%                   121%             160%
     04-Dec-1997          112%                   121%             158%
     05-Dec-1997          116%                   122%             158%
     08-Dec-1997          120%                   122%             156%
     09-Dec-1997          133%                   121%             155%
     10-Dec-1997          133%                   120%             152%
     11-Dec-1997          133%                   118%             144%
     12-Dec-1997          133%                   118%             141%
     15-Dec-1997          133%                   119%             141%
     16-Dec-1997          133%                   120%             142%
     17-Dec-1997          133%                   120%             142%
     18-Dec-1997          134%                   118%             134%
     19-Dec-1997          133%                   117%             128%
     22-Dec-1997          135%                   118%             133%
     23-Dec-1997          137%                   116%             134%
     24-Dec-1997          137%                   116%             134%
     25-Dec-1997          137%                   116%             134%
     26-Dec-1997          138%                   116%             134%
     29-Dec-1997          139%                   118%             134%
     30-Dec-1997          139%                   120%             133%
     31-Dec-1997          139%                   120%             134%
     01-Jan-1998          139%                   120%             134%
     02-Jan-1998          139%                   121%             134%
     05-Jan-1998          139%                   121%             133%
     06-Jan-1998          140%                   120%             133%
     07-Jan-1998          139%                   120%             131%
     08-Jan-1998          137%                   119%             131%
     09-Jan-1998          135%                   115%             131%
     12-Jan-1998          130%                   117%             130%
     13-Jan-1998          130%                   119%             135%
     14-Jan-1998          129%                   119%             139%
     15-Jan-1998          137%                   119%             136%
     16-Jan-1998          138%                   120%             138%
     19-Jan-1998          138%                   120%             138%
     20-Jan-1998          137%                   122%             134%
     21-Jan-1998          141%                   121%             142%
     22-Jan-1998          140%                   121%             138%
     23-Jan-1998          141%                   120%             142%
     26-Jan-1998          142%                   120%             139%
     27-Jan-1998          143%                   121%             135%
     28-Jan-1998          144%                   122%             134%
     29-Jan-1998          147%                   123%             141%
     30-Jan-1998          148%                   123%             142%
     02-Feb-1998          149%                   125%             134%
     03-Feb-1998          148%                   126%             138%
     04-Feb-1998          150%                   126%             139%
     05-Feb-1998          151%                   126%             138%
     06-Feb-1998          147%                   127%             139%
     09-Feb-1998          149%                   126%             142%
     10-Feb-1998          151%                   127%             137%
     11-Feb-1998          151%                   127%             138%
     12-Feb-1998          151%                   128%             134%
     13-Feb-1998          150%                   127%             134%
     16-Feb-1998          150%                   127%             134%
     17-Feb-1998          155%                   128%             134%
     18-Feb-1998          152%                   129%             134%
     19-Feb-1998          154%                   128%             131%
     20-Feb-1998          151%                   129%             131%
     23-Feb-1998          148%                   130%             128%
     24-Feb-1998          151%                   129%             131%
     25-Feb-1998          149%                   130%             131%
     26-Feb-1998          148%                   131%             133%
     27-Feb-1998          148%                   131%             141%
     02-Mar-1998          148%                   131%             140%
     03-Mar-1998          147%                   131%             142%
     04-Mar-1998          147%                   131%             152%
     05-Mar-1998          147%                   129%             142%
     06-Mar-1998          145%                   132%             144%
     09-Mar-1998          147%                   131%             146%
     10-Mar-1998          148%                   133%             145%
     11-Mar-1998          150%                   133%             145%
     12-Mar-1998          150%                   133%             149%
     13-Mar-1998          150%                   133%             146%
     16-Mar-1998          150%                   134%             146%
     17-Mar-1998          150%                   134%             144%
     18-Mar-1998          150%                   135%             143%
     19-Mar-1998          149%                   135%             145%
     20-Mar-1998          150%                   136%             144%
     23-Mar-1998          150%                   136%             139%
     24-Mar-1998          152%                   138%             141%
     25-Mar-1998          151%                   137%             141%
     26-Mar-1998          150%                   137%             143%
     27-Mar-1998          151%                   137%             144%
     30-Mar-1998          152%                   137%             144%
     31-Mar-1998          156%                   137%             144%
     01-Apr-1998          159%                   138%             149%
     02-Apr-1998          156%                   140%             144%
     03-Apr-1998          155%                   140%             143%
     06-Apr-1998          157%                   139%             139%
     07-Apr-1998          156%                   137%             143%
     08-Apr-1998          156%                   137%             147%
     09-Apr-1998          161%                   138%             149%
     10-Apr-1998          161%                   138%             149%
     13-Apr-1998          164%                   137%             146%
     14-Apr-1998          168%                   138%             144%
     15-Apr-1998          168%                   139%             143%
     16-Apr-1998          163%                   137%             139%
     17-Apr-1998          162%                   139%             138%
     20-Apr-1998          160%                   140%             138%
     21-Apr-1998          164%                   140%             166%
     22-Apr-1998          162%                   141%             164%
     23-Apr-1998          163%                   139%             164%
     24-Apr-1998          163%                   138%             164%
     27-Apr-1998          162%                   136%             163%
     28-Apr-1998          161%                   136%             163%
     29-Apr-1998          160%                   137%             164%


                      Five Year Stock Price Performance
                            Weekly Closing Prices
                    April 30, 1993 through April 29, 1998



            Date        CPI CORP             S&P INDUSTRIALS   PCA INTL INC
     30-Apr-1993          100%                   100%             100%
     03-May-1993           96%                   101%             100%
     04-May-1993           99%                   101%             106%
     05-May-1993           96%                   101%             105%
     06-May-1993           99%                   101%             108%
     07-May-1993           98%                   101%             103%
     10-May-1993           99%                   101%             103%
     11-May-1993           95%                   101%             105%
     12-May-1993           96%                   101%             103%
     13-May-1993           92%                   100%             106%
     14-May-1993           92%                   101%             105%
     17-May-1993           87%                   101%             103%
     18-May-1993           87%                   101%             103%
     19-May-1993           87%                   103%             103%
     20-May-1993           85%                   103%             106%
     21-May-1993           85%                   102%             106%
     24-May-1993           87%                   103%             109%
     25-May-1993           90%                   103%             110%
     26-May-1993           89%                   104%             110%
     27-May-1993           89%                   104%             106%
     28-May-1993           89%                   103%             105%
     31-May-1993           89%                   103%             105%
     01-Jun-1993           89%                   104%             103%
     02-Jun-1993           90%                   104%             113%
     03-Jun-1993           88%                   104%             107%
     04-Jun-1993           87%                   103%             113%
     07-Jun-1993           88%                   103%             111%
     08-Jun-1993           87%                   102%             111%
     09-Jun-1993           85%                   102%             110%
     10-Jun-1993           83%                   102%             108%
     11-Jun-1993           86%                   102%             113%
     14-Jun-1993           86%                   102%             111%
     15-Jun-1993           85%                   102%             118%
     16-Jun-1993           86%                   102%             117%
     17-Jun-1993           84%                   102%             118%
     18-Jun-1993           86%                   101%             119%
     21-Jun-1993           86%                   102%             120%
     22-Jun-1993           87%                   101%             124%
     23-Jun-1993           87%                   101%             132%
     24-Jun-1993           88%                   101%             130%
     25-Jun-1993           87%                   102%             127%
     28-Jun-1993           88%                   102%             127%
     29-Jun-1993           86%                   102%             124%
     30-Jun-1993           93%                   102%             124%
     01-Jul-1993           90%                   101%             123%
     02-Jul-1993           89%                   101%             124%
     05-Jul-1993           89%                   101%             124%
     06-Jul-1993           87%                    99%             124%
     07-Jul-1993           87%                   100%             119%
     08-Jul-1993           89%                   101%             123%
     09-Jul-1993           89%                   101%             123%
     12-Jul-1993           91%                   101%             123%
     13-Jul-1993           90%                   101%             123%
     14-Jul-1993           92%                   102%             124%
     15-Jul-1993           90%                   101%             126%
     16-Jul-1993           90%                   100%             132%
     19-Jul-1993           87%                   100%             135%
     20-Jul-1993           86%                   101%             132%
     21-Jul-1993           85%                   101%             129%
     22-Jul-1993           88%                   100%             129%
     23-Jul-1993           88%                   101%             127%
     26-Jul-1993           90%                   101%             128%
     27-Jul-1993           87%                   101%             131%
     28-Jul-1993           87%                   100%             126%
     29-Jul-1993           84%                   101%             123%
     30-Jul-1993           84%                   100%             127%
     02-Aug-1993           88%                   101%             127%
     03-Aug-1993           86%                   101%             126%
     04-Aug-1993           87%                   101%             125%
     05-Aug-1993           86%                   100%             124%
     06-Aug-1993           87%                   101%             124%
     09-Aug-1993           84%                   101%             124%
     10-Aug-1993           87%                   100%             129%
     11-Aug-1993           84%                   101%             126%
     12-Aug-1993           84%                   100%             129%
     13-Aug-1993           82%                   101%             123%
     16-Aug-1993           86%                   101%             121%
     17-Aug-1993           87%                   102%             126%
     18-Aug-1993           85%                   103%             126%
     19-Aug-1993           86%                   103%             118%
     20-Aug-1993           86%                   103%             119%
     23-Aug-1993           85%                   103%             118%
     24-Aug-1993           87%                   103%             123%
     25-Aug-1993           84%                   103%             118%
     26-Aug-1993           86%                   103%             118%
     27-Aug-1993           86%                   103%             124%
     30-Aug-1993           87%                   104%             125%
     31-Aug-1993           85%                   104%             124%
     01-Sep-1993           83%                   104%             129%
     02-Sep-1993           84%                   103%             129%
     03-Sep-1993           85%                   103%             129%
     06-Sep-1993           85%                   103%             129%
     07-Sep-1993           87%                   103%             126%
     08-Sep-1993           86%                   102%             132%
     09-Sep-1993           85%                   102%             128%
     10-Sep-1993           87%                   103%             128%
     13-Sep-1993           87%                   103%             124%
     14-Sep-1993           87%                   103%             129%
     15-Sep-1993           87%                   103%             129%
     16-Sep-1993           87%                   102%             129%
     17-Sep-1993           87%                   102%             132%
     20-Sep-1993           87%                   101%             129%
     21-Sep-1993           86%                   101%             133%
     22-Sep-1993           87%                   102%             134%
     23-Sep-1993           87%                   102%             137%
     24-Sep-1993           88%                   102%             129%
     27-Sep-1993           88%                   103%             129%
     28-Sep-1993           88%                   103%             129%
     29-Sep-1993           89%                   103%             127%
     30-Sep-1993           90%                   102%             127%
     01-Oct-1993           95%                   103%             127%
     04-Oct-1993           94%                   103%             131%
     05-Oct-1993           93%                   103%             129%
     06-Oct-1993           91%                   103%             131%
     07-Oct-1993           90%                   103%             132%
     08-Oct-1993           93%                   103%             134%
     11-Oct-1993           93%                   103%             130%
     12-Oct-1993           93%                   103%             129%
     13-Oct-1993           94%                   104%             131%
     14-Oct-1993           96%                   105%             132%
     15-Oct-1993           99%                   106%             137%
     18-Oct-1993          102%                   106%             131%
     19-Oct-1993          104%                   105%             132%
     20-Oct-1993          101%                   105%             132%
     21-Oct-1993          102%                   105%             134%
     22-Oct-1993          101%                   105%             135%
     25-Oct-1993          101%                   105%             136%
     26-Oct-1993           99%                   105%             136%
     27-Oct-1993          101%                   105%             135%
     28-Oct-1993          102%                   106%             132%
     29-Oct-1993          104%                   106%             135%
     01-Nov-1993          108%                   106%             139%
     02-Nov-1993          107%                   107%             138%
     03-Nov-1993          107%                   106%             139%
     04-Nov-1993          104%                   105%             135%
     05-Nov-1993          107%                   105%             137%
     08-Nov-1993          107%                   105%             138%
     09-Nov-1993          107%                   105%             132%
     10-Nov-1993          106%                   106%             132%
     11-Nov-1993          106%                   106%             127%
     12-Nov-1993          107%                   107%             129%
     15-Nov-1993          106%                   106%             125%
     16-Nov-1993          105%                   107%             121%
     17-Nov-1993          104%                   107%             118%
     18-Nov-1993           98%                   107%             118%
     19-Nov-1993           99%                   106%             116%
     22-Nov-1993           96%                   106%             116%
     23-Nov-1993           96%                   106%             123%
     24-Nov-1993           95%                   106%             117%
     25-Nov-1993           95%                   106%             117%
     26-Nov-1993           95%                   106%             119%
     29-Nov-1993           96%                   106%             116%
     30-Nov-1993           95%                   106%             118%
     01-Dec-1993           96%                   106%             114%
     02-Dec-1993           96%                   106%             111%
     03-Dec-1993           97%                   106%              82%
     06-Dec-1993           97%                   107%              79%
     07-Dec-1993           96%                   107%              77%
     08-Dec-1993           99%                   107%              77%
     09-Dec-1993          101%                   106%              74%
     10-Dec-1993          101%                   106%              68%
     13-Dec-1993          101%                   107%              67%
     14-Dec-1993          101%                   106%              68%
     15-Dec-1993          101%                   106%              69%
     16-Dec-1993          101%                   106%              69%
     17-Dec-1993          102%                   107%              69%
     20-Dec-1993           99%                   106%              65%
     21-Dec-1993           98%                   106%              65%
     22-Dec-1993           97%                   107%              69%
     23-Dec-1993           99%                   107%              65%
     24-Dec-1993           99%                   107%              65%
     27-Dec-1993          101%                   108%              68%
     28-Dec-1993          103%                   108%              69%
     29-Dec-1993          104%                   108%              73%
     30-Dec-1993          104%                   107%              73%
     31-Dec-1993          102%                   107%              69%
     03-Jan-1994           99%                   107%              74%
     04-Jan-1994           96%                   108%              73%
     05-Jan-1994           97%                   108%              72%
     06-Jan-1994           95%                   108%              71%
     07-Jan-1994           96%                   108%              71%
     10-Jan-1994           95%                   110%              73%
     11-Jan-1994           96%                   109%              74%
     12-Jan-1994           96%                   109%              74%
     13-Jan-1994           96%                   109%              77%
     14-Jan-1994           96%                   110%              75%
     17-Jan-1994           95%                   109%              74%
     18-Jan-1994           95%                   110%              71%
     19-Jan-1994           94%                   110%              77%
     20-Jan-1994           95%                   110%              71%
     21-Jan-1994           93%                   110%              73%
     24-Jan-1994           93%                   109%              71%
     25-Jan-1994           90%                   109%              73%
     26-Jan-1994           86%                   109%              71%
     27-Jan-1994           85%                   110%              69%
     28-Jan-1994           85%                   110%              73%
     31-Jan-1994           86%                   111%              68%
     01-Feb-1994           89%                   110%              71%
     02-Feb-1994           92%                   111%              67%
     03-Feb-1994           93%                   111%              69%
     04-Feb-1994           92%                   108%              66%
     07-Feb-1994           92%                   109%              69%
     08-Feb-1994           92%                   109%              68%
     09-Feb-1994           92%                   109%              73%
     10-Feb-1994           92%                   109%              71%
     11-Feb-1994           93%                   109%              72%
     14-Feb-1994           93%                   109%              73%
     15-Feb-1994           91%                   110%              74%
     16-Feb-1994           92%                   110%              74%
     17-Feb-1994           91%                   109%              76%
     18-Feb-1994           93%                   109%              74%
     21-Feb-1994           93%                   109%              74%
     22-Feb-1994           95%                   109%              74%
     23-Feb-1994           94%                   109%              66%
     24-Feb-1994           92%                   108%              73%
     25-Feb-1994           93%                   108%              70%
     28-Feb-1994           93%                   108%              73%
     01-Mar-1994           90%                   108%              73%
     02-Mar-1994           92%                   108%              66%
     03-Mar-1994           93%                   108%              69%
     04-Mar-1994           93%                   108%              68%
     07-Mar-1994           95%                   109%              66%
     08-Mar-1994           94%                   108%              65%
     09-Mar-1994           94%                   109%              65%
     10-Mar-1994           94%                   108%              60%
     11-Mar-1994           93%                   108%              65%
     14-Mar-1994           92%                   109%              60%
     15-Mar-1994           93%                   109%              66%
     16-Mar-1994           93%                   109%              65%
     17-Mar-1994           93%                   109%              63%
     18-Mar-1994           96%                   110%              66%
     21-Mar-1994           96%                   109%              66%
     22-Mar-1994           97%                   109%              66%
     23-Mar-1994           98%                   109%              65%
     24-Mar-1994           98%                   108%              65%
     25-Mar-1994           99%                   107%              65%
     28-Mar-1994           98%                   107%              63%
     29-Mar-1994           95%                   105%              61%
     30-Mar-1994           94%                   103%              61%
     31-Mar-1994           93%                   103%              60%
     01-Apr-1994           93%                   103%              60%
     04-Apr-1994           93%                   102%              60%
     05-Apr-1994           93%                   104%              61%
     06-Apr-1994           94%                   104%              63%
     07-Apr-1994           92%                   104%              60%
     08-Apr-1994           91%                   104%              63%
     11-Apr-1994           90%                   104%              61%
     12-Apr-1994           91%                   103%              63%
     13-Apr-1994           90%                   103%              59%
     14-Apr-1994           89%                   103%              58%
     15-Apr-1994           88%                   103%              61%
     18-Apr-1994           89%                   102%              61%
     19-Apr-1994           87%                   101%              58%
     20-Apr-1994           87%                   101%              57%
     21-Apr-1994           86%                   103%              56%
     22-Apr-1994           88%                   103%              60%
     25-Apr-1994           87%                   104%              58%
     26-Apr-1994           87%                   104%              58%
     27-Apr-1994           87%                   104%              58%
     28-Apr-1994           87%                   104%              56%
     29-Apr-1994           87%                   104%              56%
     02-May-1994           87%                   105%              60%
     03-May-1994           86%                   105%              59%
     04-May-1994           86%                   104%              55%
     05-May-1994           87%                   104%              55%
     06-May-1994           87%                   104%              56%
     09-May-1994           84%                   102%              53%
     10-May-1994           88%                   103%              56%
     11-May-1994           87%                   102%              53%
     12-May-1994           87%                   103%              55%
     13-May-1994           87%                   103%              56%
     16-May-1994           84%                   103%              58%
     17-May-1994           87%                   104%              56%
     18-May-1994           89%                   105%              57%
     19-May-1994           89%                   105%              56%
     20-May-1994           88%                   105%              56%
     23-May-1994           89%                   105%              55%
     24-May-1994           90%                   105%              54%
     25-May-1994           88%                   106%              58%
     26-May-1994           87%                   106%              56%
     27-May-1994           89%                   106%              55%
     30-May-1994           89%                   106%              55%
     31-May-1994           88%                   105%              58%
     01-Jun-1994           89%                   106%              56%
     02-Jun-1994           88%                   106%              56%
     03-Jun-1994           89%                   106%              58%
     06-Jun-1994           91%                   106%              56%
     07-Jun-1994           92%                   106%              56%
     08-Jun-1994           96%                   105%              57%
     09-Jun-1994           95%                   105%              58%
     10-Jun-1994           96%                   105%              55%
     13-Jun-1994           94%                   105%              55%
     14-Jun-1994           95%                   106%              58%
     15-Jun-1994           95%                   106%              58%
     16-Jun-1994           97%                   106%              58%
     17-Jun-1994           97%                   106%              56%
     20-Jun-1994           97%                   105%              56%
     21-Jun-1994           96%                   104%              58%
     22-Jun-1994           96%                   104%              56%
     23-Jun-1994           93%                   104%              56%
     24-Jun-1994           93%                   102%              56%
     27-Jun-1994           96%                   103%              56%
     28-Jun-1994           95%                   103%              55%
     29-Jun-1994           96%                   103%              56%
     30-Jun-1994           99%                   102%              58%
     01-Jul-1994          100%                   103%              58%
     04-Jul-1994          100%                   103%              58%
     05-Jul-1994          101%                   103%              55%
     06-Jul-1994          101%                   103%              56%
     07-Jul-1994          101%                   103%              57%
     08-Jul-1994          101%                   104%              57%
     11-Jul-1994          101%                   103%              58%
     12-Jul-1994          101%                   103%              56%
     13-Jul-1994          101%                   104%              59%
     14-Jul-1994          104%                   105%              56%
     15-Jul-1994          104%                   105%              57%
     18-Jul-1994          103%                   105%              57%
     19-Jul-1994          102%                   105%              57%
     20-Jul-1994          104%                   104%              59%
     21-Jul-1994          105%                   105%              59%
     22-Jul-1994          107%                   105%              56%
     25-Jul-1994          106%                   105%              57%
     26-Jul-1994          105%                   105%              58%
     27-Jul-1994          106%                   105%              59%
     28-Jul-1994          107%                   105%              59%
     29-Jul-1994          105%                   106%              59%
     01-Aug-1994          106%                   106%              57%
     02-Aug-1994          106%                   106%              58%
     03-Aug-1994          104%                   106%              57%
     04-Aug-1994          105%                   106%              59%
     05-Aug-1994          102%                   105%              56%
     08-Aug-1994          107%                   106%              56%
     09-Aug-1994          104%                   106%              59%
     10-Aug-1994          105%                   106%              56%
     11-Aug-1994          104%                   106%              57%
     12-Aug-1994          103%                   107%              56%
     15-Aug-1994          104%                   107%              58%
     16-Aug-1994          103%                   108%              58%
     17-Aug-1994          104%                   108%              61%
     18-Aug-1994          103%                   107%              58%
     19-Aug-1994          103%                   108%              60%
     22-Aug-1994          106%                   107%              60%
     23-Aug-1994          106%                   108%              59%
     24-Aug-1994          107%                   109%              61%
     25-Aug-1994          105%                   109%              69%
     26-Aug-1994          107%                   110%              69%
     29-Aug-1994          107%                   110%              66%
     30-Aug-1994          107%                   111%              67%
     31-Aug-1994          107%                   111%              67%
     01-Sep-1994          108%                   110%              69%
     02-Sep-1994          107%                   110%              71%
     05-Sep-1994          107%                   110%              71%
     06-Sep-1994          107%                   110%              73%
     07-Sep-1994          104%                   110%              69%
     08-Sep-1994          107%                   110%              73%
     09-Sep-1994          107%                   109%              74%
     12-Sep-1994          105%                   109%              74%
     13-Sep-1994          107%                   109%              77%
     14-Sep-1994          107%                   110%              77%
     15-Sep-1994          110%                   111%              79%
     16-Sep-1994          110%                   110%              81%
     19-Sep-1994          109%                   110%              81%
     20-Sep-1994          107%                   109%              73%
     21-Sep-1994          107%                   108%              74%
     22-Sep-1994          107%                   108%              71%
     23-Sep-1994          105%                   108%              69%
     26-Sep-1994          107%                   108%              69%
     27-Sep-1994          108%                   108%              71%
     28-Sep-1994          108%                   109%              69%
     29-Sep-1994          106%                   108%              71%
     30-Sep-1994          110%                   109%              71%
     03-Oct-1994          110%                   109%              72%
     04-Oct-1994          110%                   107%              70%
     05-Oct-1994          110%                   107%              74%
     06-Oct-1994          110%                   106%              71%
     07-Oct-1994          111%                   107%              69%
     10-Oct-1994          113%                   108%              72%
     11-Oct-1994          113%                   110%              69%
     12-Oct-1994          113%                   110%              69%
     13-Oct-1994          119%                   110%              74%
     14-Oct-1994          118%                   110%              73%
     17-Oct-1994          118%                   110%              71%
     18-Oct-1994          119%                   110%              73%
     19-Oct-1994          119%                   111%              73%
     20-Oct-1994          118%                   110%              69%
     21-Oct-1994          118%                   110%              71%
     24-Oct-1994          118%                   109%              71%
     25-Oct-1994          119%                   109%              71%
     26-Oct-1994          121%                   109%              69%
     27-Oct-1994          123%                   110%              68%
     28-Oct-1994          130%                   112%              71%
     31-Oct-1994          129%                   111%              77%
     01-Nov-1994          125%                   110%              77%
     02-Nov-1994          124%                   110%              72%
     03-Nov-1994          125%                   110%              73%
     04-Nov-1994          122%                   109%              76%
     07-Nov-1994          121%                   109%              74%
     08-Nov-1994          119%                   110%              71%
     09-Nov-1994          119%                   110%              73%
     10-Nov-1994          119%                   110%              71%
     11-Nov-1994          119%                   109%              76%
     14-Nov-1994          119%                   110%              73%
     15-Nov-1994          119%                   110%              71%
     16-Nov-1994          121%                   110%              71%
     17-Nov-1994          119%                   110%              71%
     18-Nov-1994          119%                   109%              74%
     21-Nov-1994          120%                   109%              73%
     22-Nov-1994          118%                   106%              71%
     23-Nov-1994          115%                   106%              73%
     24-Nov-1994          115%                   106%              73%
     25-Nov-1994          115%                   106%              71%
     28-Nov-1994          115%                   107%              73%
     29-Nov-1994          115%                   107%              71%
     30-Nov-1994          116%                   107%              74%
     01-Dec-1994          110%                   106%              70%
     02-Dec-1994          114%                   107%              73%
     05-Dec-1994          116%                   107%              72%
     06-Dec-1994          112%                   107%              72%
     07-Dec-1994          110%                   106%              75%
     08-Dec-1994          110%                   105%              73%
     09-Dec-1994          108%                   105%              69%
     12-Dec-1994          110%                   106%              69%
     13-Dec-1994          110%                   106%              70%
     14-Dec-1994          110%                   107%              69%
     15-Dec-1994          114%                   107%              69%
     16-Dec-1994          113%                   108%              69%
     19-Dec-1994          102%                   108%              69%
     20-Dec-1994           99%                   108%              66%
     21-Dec-1994           99%                   108%              69%
     22-Dec-1994           98%                   108%              66%
     23-Dec-1994           95%                   109%              67%
     26-Dec-1994           95%                   109%              67%
     27-Dec-1994           93%                   109%              69%
     28-Dec-1994           99%                   109%              67%
     29-Dec-1994           99%                   109%              67%
     30-Dec-1994          106%                   108%              67%
     02-Jan-1995          106%                   108%              67%
     03-Jan-1995          102%                   108%              65%
     04-Jan-1995          100%                   109%              65%
     05-Jan-1995           99%                   108%              67%
     06-Jan-1995           99%                   108%              69%
     09-Jan-1995           98%                   109%              66%
     10-Jan-1995           98%                   109%              66%
     11-Jan-1995           96%                   109%              66%
     12-Jan-1995           96%                   109%              66%
     13-Jan-1995           96%                   110%              67%
     16-Jan-1995           94%                   110%              61%
     17-Jan-1995           95%                   111%              65%
     18-Jan-1995           94%                   111%              65%
     19-Jan-1995           93%                   110%              60%
     20-Jan-1995           93%                   109%              60%
     23-Jan-1995           90%                   110%              60%
     24-Jan-1995           91%                   109%              62%
     25-Jan-1995           89%                   110%              62%
     26-Jan-1995           87%                   110%              62%
     27-Jan-1995           87%                   110%              60%
     30-Jan-1995           87%                   109%              60%
     31-Jan-1995           87%                   110%              60%
     01-Feb-1995           83%                   110%              60%
     02-Feb-1995           82%                   111%              62%
     03-Feb-1995           87%                   112%              58%
     06-Feb-1995           87%                   112%              60%
     07-Feb-1995           88%                   112%              58%
     08-Feb-1995           87%                   112%              59%
     09-Feb-1995           84%                   112%              60%
     10-Feb-1995           86%                   113%              60%
     13-Feb-1995           87%                   113%              60%
     14-Feb-1995           87%                   113%              63%
     15-Feb-1995           87%                   113%              63%
     16-Feb-1995           87%                   114%              63%
     17-Feb-1995           87%                   113%              61%
     20-Feb-1995           87%                   113%              61%
     21-Feb-1995           84%                   113%              63%
     22-Feb-1995           85%                   114%              63%
     23-Feb-1995           86%                   114%              65%
     24-Feb-1995           85%                   114%              63%
     27-Feb-1995           87%                   113%              65%
     28-Feb-1995           89%                   114%              65%
     01-Mar-1995           87%                   114%              65%
     02-Mar-1995           99%                   114%              68%
     03-Mar-1995           93%                   114%              63%
     06-Mar-1995           93%                   114%              65%
     07-Mar-1995           87%                   114%              65%
     08-Mar-1995           87%                   114%              68%
     09-Mar-1995           87%                   114%              67%
     10-Mar-1995           87%                   115%              69%
     13-Mar-1995           87%                   115%              71%
     14-Mar-1995           87%                   116%              68%
     15-Mar-1995           87%                   116%              71%
     16-Mar-1995           89%                   117%              67%
     17-Mar-1995           90%                   117%              67%
     20-Mar-1995           90%                   117%              66%
     21-Mar-1995           90%                   117%              68%
     22-Mar-1995           90%                   117%              66%
     23-Mar-1995           89%                   117%              68%
     24-Mar-1995           91%                   118%              66%
     27-Mar-1995           90%                   119%              66%
     28-Mar-1995           90%                   119%              68%
     29-Mar-1995           91%                   119%              65%
     30-Mar-1995           95%                   118%              65%
     31-Mar-1995           94%                   118%              65%
     03-Apr-1995           94%                   118%              66%
     04-Apr-1995           93%                   119%              65%
     05-Apr-1995           94%                   119%              65%
     06-Apr-1995           92%                   119%              65%
     07-Apr-1995           93%                   119%              63%
     10-Apr-1995           93%                   119%              63%
     11-Apr-1995           96%                   119%              63%
     12-Apr-1995           98%                   119%              62%
     13-Apr-1995           99%                   120%              66%
     14-Apr-1995           99%                   120%              66%
     17-Apr-1995          104%                   119%              62%
     18-Apr-1995          105%                   119%              62%
     19-Apr-1995          104%                   119%              62%
     20-Apr-1995          104%                   119%              64%
     21-Apr-1995          102%                   120%              62%
     24-Apr-1995           99%                   121%              66%
     25-Apr-1995           96%                   121%              65%
     26-Apr-1995           96%                   121%              68%
     27-Apr-1995           99%                   121%              66%
     28-Apr-1995           99%                   121%              68%
     01-May-1995          100%                   121%              66%
     02-May-1995          101%                   122%              66%
     03-May-1995          101%                   123%              69%
     04-May-1995          102%                   123%              68%
     05-May-1995          104%                   123%              69%
     08-May-1995          105%                   123%              69%
     09-May-1995          105%                   123%              69%
     10-May-1995          108%                   123%              70%
     11-May-1995          107%                   124%              69%
     12-May-1995          108%                   124%              68%
     15-May-1995          107%                   124%              73%
     16-May-1995          104%                   124%              71%
     17-May-1995          105%                   124%              71%
     18-May-1995          102%                   122%              67%
     19-May-1995          105%                   122%              67%
     22-May-1995          105%                   123%              69%
     23-May-1995          106%                   125%              71%
     24-May-1995          104%                   125%              71%
     25-May-1995          104%                   125%              74%
     26-May-1995          104%                   123%              71%
     29-May-1995          104%                   123%              71%
     30-May-1995          105%                   123%              70%
     31-May-1995          106%                   125%              70%
     01-Jun-1995          105%                   125%              71%
     02-Jun-1995          107%                   125%              72%
     05-Jun-1995          107%                   126%              71%
     06-Jun-1995          110%                   126%              71%
     07-Jun-1995          110%                   125%              72%
     08-Jun-1995          112%                   126%              71%
     09-Jun-1995          114%                   125%              71%
     12-Jun-1995          113%                   125%              71%
     13-Jun-1995          114%                   126%              72%
     14-Jun-1995          114%                   126%              74%
     15-Jun-1995          117%                   127%              72%
     16-Jun-1995          115%                   127%              73%
     19-Jun-1995          113%                   129%              74%
     20-Jun-1995          116%                   129%              73%
     21-Jun-1995          113%                   128%              76%
     22-Jun-1995          114%                   130%              79%
     23-Jun-1995          113%                   130%              75%
     26-Jun-1995          113%                   128%              77%
     27-Jun-1995          113%                   128%              75%
     28-Jun-1995          114%                   128%              81%
     29-Jun-1995          113%                   128%              79%
     30-Jun-1995          113%                   129%              76%
     03-Jul-1995          113%                   129%              78%
     04-Jul-1995          113%                   129%              78%
     05-Jul-1995          112%                   129%              76%
     06-Jul-1995          111%                   131%              76%
     07-Jul-1995          113%                   131%              81%
     10-Jul-1995          119%                   132%              81%
     11-Jul-1995          122%                   131%              77%
     12-Jul-1995          123%                   133%              77%
     13-Jul-1995          123%                   133%              79%
     14-Jul-1995          124%                   133%              80%
     17-Jul-1995          121%                   134%              81%
     18-Jul-1995          123%                   132%              80%
     19-Jul-1995          127%                   130%              79%
     20-Jul-1995          128%                   131%              83%
     21-Jul-1995          129%                   131%              87%
     24-Jul-1995          129%                   132%              88%
     25-Jul-1995          128%                   133%              90%
     26-Jul-1995          128%                   133%              87%
     27-Jul-1995          128%                   134%              90%
     28-Jul-1995          126%                   133%              87%
     31-Jul-1995          129%                   133%              90%
     01-Aug-1995          126%                   132%              92%
     02-Aug-1995          121%                   132%              89%
     03-Aug-1995          117%                   132%              89%
     04-Aug-1995          117%                   132%              85%
     07-Aug-1995          118%                   132%              85%
     08-Aug-1995          117%                   132%              88%
     09-Aug-1995          116%                   132%              88%
     10-Aug-1995          114%                   132%              85%
     11-Aug-1995          114%                   131%              85%
     14-Aug-1995          109%                   132%              86%
     15-Aug-1995          105%                   132%              86%
     16-Aug-1995          105%                   132%              88%
     17-Aug-1995          107%                   132%              85%
     18-Aug-1995          110%                   132%              85%
     21-Aug-1995          111%                   131%              86%
     22-Aug-1995          113%                   132%              83%
     23-Aug-1995          113%                   131%              81%
     24-Aug-1995          112%                   131%              85%
     25-Aug-1995          110%                   131%              85%
     28-Aug-1995          110%                   131%              81%
     29-Aug-1995          114%                   131%              83%
     30-Aug-1995          117%                   131%              81%
     31-Aug-1995          119%                   132%              82%
     01-Sep-1995          124%                   132%              81%
     04-Sep-1995          124%                   132%              81%
     05-Sep-1995          122%                   133%              81%
     06-Sep-1995          123%                   134%              83%
     07-Sep-1995          124%                   134%              84%
     08-Sep-1995          123%                   134%              85%
     11-Sep-1995          123%                   135%              86%
     12-Sep-1995          123%                   135%              84%
     13-Sep-1995          123%                   136%              86%
     14-Sep-1995          124%                   136%              87%
     15-Sep-1995          124%                   136%              84%
     18-Sep-1995          122%                   136%              90%
     19-Sep-1995          124%                   136%              84%
     20-Sep-1995          124%                   137%              86%
     21-Sep-1995          122%                   136%              85%
     22-Sep-1995          123%                   136%              87%
     25-Sep-1995          122%                   136%              85%
     26-Sep-1995          122%                   136%              85%
     27-Sep-1995          123%                   135%              85%
     28-Sep-1995          125%                   137%              86%
     29-Sep-1995          131%                   136%              85%
     02-Oct-1995          126%                   135%              85%
     03-Oct-1995          123%                   135%              88%
     04-Oct-1995          122%                   135%              85%
     05-Oct-1995          122%                   135%              84%
     06-Oct-1995          125%                   135%              84%
     09-Oct-1995          125%                   134%              84%
     10-Oct-1995          124%                   134%              84%
     11-Oct-1995          124%                   134%              84%
     12-Oct-1995          121%                   135%              85%
     13-Oct-1995          120%                   135%              81%
     16-Oct-1995          121%                   135%              78%
     17-Oct-1995          121%                   136%              77%
     18-Oct-1995          120%                   136%              77%
     19-Oct-1995          117%                   137%              69%
     20-Oct-1995          116%                   136%              68%
     23-Oct-1995          112%                   136%              68%
     24-Oct-1995          111%                   136%              73%
     25-Oct-1995          111%                   136%              68%
     26-Oct-1995          108%                   134%              68%
     27-Oct-1995          108%                   135%              67%
     30-Oct-1995          107%                   136%              68%
     31-Oct-1995          108%                   136%              67%
     01-Nov-1995          110%                   136%              66%
     02-Nov-1995          113%                   137%              68%
     03-Nov-1995          118%                   137%              67%
     06-Nov-1995          121%                   137%              65%
     07-Nov-1995          119%                   137%              65%
     08-Nov-1995          119%                   138%              65%
     09-Nov-1995          119%                   138%              65%
     10-Nov-1995          116%                   138%              63%
     13-Nov-1995          116%                   138%              61%
     14-Nov-1995          115%                   137%              60%
     15-Nov-1995          113%                   139%              59%
     16-Nov-1995          115%                   139%              59%
     17-Nov-1995          119%                   140%              59%
     20-Nov-1995          121%                   139%              63%
     21-Nov-1995          122%                   140%              63%
     22-Nov-1995          121%                   139%              63%
     23-Nov-1995          121%                   139%              63%
     24-Nov-1995          120%                   140%              61%
     27-Nov-1995          122%                   140%              59%
     28-Nov-1995          122%                   141%              60%
     29-Nov-1995          123%                   142%              61%
     30-Nov-1995          124%                   141%              57%
     01-Dec-1995          125%                   141%              63%
     04-Dec-1995          122%                   143%              57%
     05-Dec-1995          122%                   144%              60%
     06-Dec-1995          122%                   144%              56%
     07-Dec-1995          121%                   143%              57%
     08-Dec-1995          123%                   144%              54%
     11-Dec-1995          123%                   144%              56%
     12-Dec-1995          123%                   144%              55%
     13-Dec-1995          123%                   145%              55%
     14-Dec-1995          123%                   144%              55%
     15-Dec-1995          121%                   144%              58%
     18-Dec-1995          106%                   141%              56%
     19-Dec-1995          105%                   142%              59%
     20-Dec-1995          100%                   141%              64%
     21-Dec-1995           99%                   142%              63%
     22-Dec-1995          100%                   142%              61%
     25-Dec-1995          100%                   142%              61%
     26-Dec-1995           95%                   143%              61%
     27-Dec-1995           96%                   143%              64%
     28-Dec-1995           96%                   142%              66%
     29-Dec-1995           95%                   143%              71%
     01-Jan-1996           95%                   143%              71%
     02-Jan-1996           94%                   144%              73%
     03-Jan-1996           93%                   144%              77%
     04-Jan-1996           93%                   144%              73%
     05-Jan-1996           93%                   143%              73%
     08-Jan-1996           91%                   144%              74%
     09-Jan-1996           93%                   142%              73%
     10-Jan-1996           92%                   139%              74%
     11-Jan-1996           93%                   140%              73%
     12-Jan-1996           90%                   140%              71%
     15-Jan-1996           89%                   139%              69%
     16-Jan-1996           87%                   141%              63%
     17-Jan-1996           88%                   140%              66%
     18-Jan-1996           88%                   141%              65%
     19-Jan-1996           88%                   142%              65%
     22-Jan-1996           87%                   143%              64%
     23-Jan-1996           87%                   142%              61%
     24-Jan-1996           88%                   144%              60%
     25-Jan-1996           88%                   143%              58%
     26-Jan-1996           87%                   145%              58%
     29-Jan-1996           87%                   145%              61%
     30-Jan-1996           86%                   147%              58%
     31-Jan-1996           87%                   148%              63%
     01-Feb-1996           87%                   149%              62%
     02-Feb-1996           86%                   148%              60%
     05-Feb-1996           89%                   149%              65%
     06-Feb-1996           90%                   150%              64%
     07-Feb-1996           91%                   151%              62%
     08-Feb-1996           87%                   152%              60%
     09-Feb-1996           89%                   152%              61%
     12-Feb-1996           88%                   154%              63%
     13-Feb-1996           88%                   153%              61%
     14-Feb-1996           89%                   152%              61%
     15-Feb-1996           89%                   152%              61%
     16-Feb-1996           90%                   151%              65%
     19-Feb-1996           90%                   151%              65%
     20-Feb-1996           90%                   149%              65%
     21-Feb-1996           89%                   151%              62%
     22-Feb-1996           90%                   154%              60%
     23-Feb-1996           89%                   154%              65%
     26-Feb-1996           89%                   152%              60%
     27-Feb-1996           89%                   151%              63%
     28-Feb-1996           90%                   150%              61%
     29-Feb-1996           90%                   149%              68%
     01-Mar-1996           90%                   150%              68%
     04-Mar-1996           90%                   151%              65%
     05-Mar-1996           90%                   153%              65%
     06-Mar-1996           89%                   152%              67%
     07-Mar-1996           89%                   153%              65%
     08-Mar-1996           87%                   148%              63%
     11-Mar-1996           87%                   150%              68%
     12-Mar-1996           88%                   150%              66%
     13-Mar-1996           87%                   150%              63%
     14-Mar-1996           88%                   151%              68%
     15-Mar-1996           88%                   151%              68%
     18-Mar-1996           90%                   153%              69%
     19-Mar-1996           90%                   153%              69%
     20-Mar-1996           90%                   152%              72%
     21-Mar-1996           93%                   152%              73%
     22-Mar-1996           94%                   152%              73%
     25-Mar-1996           92%                   152%              77%
     26-Mar-1996           91%                   153%              76%
     27-Mar-1996           93%                   152%              79%
     28-Mar-1996           93%                   152%              77%
     29-Mar-1996           95%                   151%              81%
     01-Apr-1996           94%                   153%              81%
     02-Apr-1996           93%                   153%              82%
     03-Apr-1996           93%                   153%              79%
     04-Apr-1996           95%                   154%              79%
     05-Apr-1996           95%                   154%              79%
     08-Apr-1996           94%                   151%              77%
     09-Apr-1996           95%                   151%              77%
     10-Apr-1996           93%                   149%              79%
     11-Apr-1996           94%                   149%              77%
     12-Apr-1996           94%                   150%              79%
     15-Apr-1996           93%                   151%              79%
     16-Apr-1996           94%                   152%              77%
     17-Apr-1996           92%                   151%              90%
     18-Apr-1996           90%                   151%              90%
     19-Apr-1996           89%                   152%              85%
     22-Apr-1996           89%                   152%              89%
     23-Apr-1996           90%                   153%              87%
     24-Apr-1996           92%                   153%              91%
     25-Apr-1996           96%                   154%              87%
     26-Apr-1996          100%                   154%              87%
     29-Apr-1996          100%                   154%              87%
     30-Apr-1996          103%                   154%              90%
     01-May-1996          104%                   154%              90%
     02-May-1996          105%                   152%              87%
     03-May-1996           99%                   151%              85%
     06-May-1996          103%                   151%              85%
     07-May-1996          104%                   151%              87%
     08-May-1996          103%                   152%              87%
     09-May-1996          103%                   152%              87%
     10-May-1996          104%                   153%              90%
     13-May-1996          102%                   156%              92%
     14-May-1996          103%                   157%              92%
     15-May-1996          104%                   157%              87%
     16-May-1996          103%                   157%             100%
     17-May-1996          104%                   158%             106%
     20-May-1996          104%                   159%             105%
     21-May-1996          104%                   159%             105%
     22-May-1996          104%                   160%             105%
     23-May-1996          104%                   160%             105%
     24-May-1996          106%                   160%             105%
     27-May-1996          106%                   160%             105%
     28-May-1996          108%                   159%             105%
     29-May-1996          107%                   157%             105%
     30-May-1996          101%                   159%             105%
     31-May-1996           97%                   158%             110%
     03-Jun-1996           92%                   158%             103%
     04-Jun-1996           93%                   159%             106%
     05-Jun-1996           93%                   160%             106%
     06-Jun-1996           96%                   159%             103%
     07-Jun-1996           96%                   159%             104%
     10-Jun-1996           98%                   159%             102%
     11-Jun-1996          100%                   159%             103%
     12-Jun-1996           99%                   158%             106%
     13-Jun-1996           98%                   158%             105%
     14-Jun-1996           99%                   157%             105%
     17-Jun-1996           98%                   157%             106%
     18-Jun-1996           98%                   156%             107%
     19-Jun-1996           97%                   156%             105%
     20-Jun-1996           96%                   157%             105%
     21-Jun-1996           97%                   158%             107%
     24-Jun-1996           97%                   158%             106%
     25-Jun-1996           97%                   158%             106%
     26-Jun-1996           97%                   157%             105%
     27-Jun-1996           98%                   158%             108%
     28-Jun-1996           98%                   158%             108%
     01-Jul-1996           98%                   159%             108%
     02-Jul-1996           99%                   158%             106%
     03-Jul-1996           99%                   158%             108%
     04-Jul-1996           99%                   158%             108%
     05-Jul-1996           99%                   155%             107%
     08-Jul-1996           98%                   154%             110%
     09-Jul-1996           95%                   154%             111%
     10-Jul-1996           93%                   155%             110%
     11-Jul-1996           93%                   152%             110%
     12-Jul-1996           93%                   152%             110%
     15-Jul-1996           93%                   150%             110%
     16-Jul-1996           88%                   147%             106%
     17-Jul-1996           87%                   149%             109%
     18-Jul-1996           90%                   151%             105%
     19-Jul-1996           90%                   150%             108%
     22-Jul-1996           89%                   149%             106%
     23-Jul-1996           87%                   147%             105%
     24-Jul-1996           84%                   147%             108%
     25-Jul-1996           84%                   148%             106%
     26-Jul-1996           82%                   149%             104%
     29-Jul-1996           82%                   148%             106%
     30-Jul-1996           86%                   149%             108%
     31-Jul-1996           85%                   150%             106%
     01-Aug-1996           84%                   152%             108%
     02-Aug-1996           83%                   155%             108%
     05-Aug-1996           84%                   155%             105%
     06-Aug-1996           86%                   155%             110%
     07-Aug-1996           89%                   156%             110%
     08-Aug-1996          104%                   155%             108%
     09-Aug-1996          108%                   155%             108%
     12-Aug-1996          107%                   156%             107%
     13-Aug-1996          105%                   155%             106%
     14-Aug-1996          105%                   155%             108%
     15-Aug-1996          106%                   155%             110%
     16-Aug-1996          104%                   156%             110%
     19-Aug-1996          113%                   156%             116%
     20-Aug-1996          111%                   156%             113%
     21-Aug-1996          110%                   155%             113%
     22-Aug-1996          110%                   157%             112%
     23-Aug-1996          110%                   156%             110%
     26-Aug-1996          110%                   155%             108%
     27-Aug-1996          110%                   156%             110%
     28-Aug-1996          110%                   156%             106%
     29-Aug-1996          110%                   154%             105%
     30-Aug-1996          109%                   153%             108%
     02-Sep-1996          109%                   153%             108%
     03-Sep-1996          110%                   153%             107%
     04-Sep-1996          110%                   154%             106%
     05-Sep-1996          110%                   152%             106%
     06-Sep-1996          110%                   154%             107%
     09-Sep-1996          110%                   155%             108%
     10-Sep-1996          109%                   156%             107%
     11-Sep-1996          109%                   156%             108%
     12-Sep-1996          110%                   157%             109%
     13-Sep-1996          110%                   159%             106%
     16-Sep-1996          111%                   160%             106%
     17-Sep-1996          110%                   160%             103%
     18-Sep-1996          110%                   160%             106%
     19-Sep-1996          110%                   161%             107%
     20-Sep-1996          112%                   161%             110%
     23-Sep-1996          110%                   161%             107%
     24-Sep-1996          110%                   161%             108%
     25-Sep-1996          110%                   161%             108%
     26-Sep-1996          110%                   161%             106%
     27-Sep-1996          111%                   161%             106%
     30-Sep-1996          111%                   161%             106%
     01-Oct-1996          112%                   161%             109%
     02-Oct-1996          114%                   162%             108%
     03-Oct-1996          115%                   162%             106%
     04-Oct-1996          116%                   164%             110%
     07-Oct-1996          122%                   165%             112%
     08-Oct-1996          123%                   164%             108%
     09-Oct-1996          123%                   163%             109%
     10-Oct-1996          124%                   163%             113%
     11-Oct-1996          125%                   164%             110%
     14-Oct-1996          125%                   165%             108%
     15-Oct-1996          125%                   165%             110%
     16-Oct-1996          125%                   165%             107%
     17-Oct-1996          124%                   166%             108%
     18-Oct-1996          117%                   166%             106%
     21-Oct-1996          116%                   166%             107%
     22-Oct-1996          111%                   165%             106%
     23-Oct-1996          113%                   165%             100%
     24-Oct-1996          114%                   164%             100%
     25-Oct-1996          113%                   164%             102%
     28-Oct-1996          113%                   163%             101%
     29-Oct-1996          113%                   163%              97%
     30-Oct-1996          114%                   163%              99%
     31-Oct-1996          113%                   164%              97%
     01-Nov-1996          113%                   164%              98%
     04-Nov-1996          110%                   164%              97%
     05-Nov-1996          104%                   166%              97%
     06-Nov-1996          104%                   168%             100%
     07-Nov-1996          107%                   169%              97%
     08-Nov-1996          104%                   170%              97%
     11-Nov-1996          105%                   170%              98%
     12-Nov-1996          104%                   170%              97%
     13-Nov-1996          104%                   170%             100%
     14-Nov-1996          104%                   171%              97%
     15-Nov-1996          104%                   172%             100%
     18-Nov-1996          104%                   171%              97%
     19-Nov-1996          104%                   173%              97%
     20-Nov-1996          104%                   173%              98%
     21-Nov-1996          103%                   173%              98%
     22-Nov-1996          102%                   174%             102%
     25-Nov-1996          102%                   176%             116%
     26-Nov-1996          101%                   176%             114%
     27-Nov-1996          101%                   175%             114%
     28-Nov-1996          101%                   175%             114%
     29-Nov-1996          101%                   176%             115%
     02-Dec-1996          101%                   176%             114%
     03-Dec-1996          101%                   174%             111%
     04-Dec-1996          101%                   173%             115%
     05-Dec-1996          100%                   173%             104%
     06-Dec-1996          100%                   172%             103%
     09-Dec-1996          101%                   175%             102%
     10-Dec-1996           99%                   174%             102%
     11-Dec-1996          101%                   173%             102%
     12-Dec-1996           99%                   170%             102%
     13-Dec-1996           99%                   170%             102%
     16-Dec-1996           98%                   168%             103%
     17-Dec-1996           97%                   169%             102%
     18-Dec-1996           97%                   170%             102%
     19-Dec-1996           99%                   173%             100%
     20-Dec-1996          104%                   174%             102%
     23-Dec-1996           99%                   174%              98%
     24-Dec-1996           97%                   175%              98%
     25-Dec-1996           97%                   175%              98%
     26-Dec-1996           97%                   176%              98%
     27-Dec-1996           98%                   176%             102%
     30-Dec-1996           99%                   175%             102%
     31-Dec-1996           99%                   172%             105%
     01-Jan-1997           99%                   172%             105%
     02-Jan-1997          100%                   172%             103%
     03-Jan-1997          100%                   174%             100%
     06-Jan-1997          101%                   174%             100%
     07-Jan-1997          106%                   176%             100%
     08-Jan-1997          105%                   174%             100%
     09-Jan-1997          110%                   176%             100%
     10-Jan-1997          108%                   177%             100%
     13-Jan-1997          108%                   177%             100%
     14-Jan-1997          108%                   179%             104%
     15-Jan-1997          107%                   179%             113%
     16-Jan-1997          106%                   180%             113%
     17-Jan-1997          107%                   181%             111%
     20-Jan-1997          107%                   181%             111%
     21-Jan-1997          106%                   182%             110%
     22-Jan-1997          108%                   183%             111%
     23-Jan-1997          109%                   181%             110%
     24-Jan-1997          109%                   179%             113%
     27-Jan-1997          108%                   178%             111%
     28-Jan-1997          108%                   178%             110%
     29-Jan-1997          109%                   180%             111%
     30-Jan-1997          109%                   183%             112%
     31-Jan-1997          110%                   183%             109%
     03-Feb-1997          112%                   183%             109%
     04-Feb-1997          112%                   183%             102%
     05-Feb-1997          111%                   180%             105%
     06-Feb-1997          111%                   181%             104%
     07-Feb-1997          112%                   183%             106%
     10-Feb-1997          112%                   182%             106%
     11-Feb-1997          114%                   183%             107%
     12-Feb-1997          114%                   186%             105%
     13-Feb-1997          113%                   188%             108%
     14-Feb-1997          111%                   187%             106%
     17-Feb-1997          111%                   187%             106%
     18-Feb-1997          115%                   188%             110%
     19-Feb-1997          115%                   188%             109%
     20-Feb-1997          114%                   186%             107%
     21-Feb-1997          115%                   185%             106%
     24-Feb-1997          115%                   187%             102%
     25-Feb-1997          114%                   188%             104%
     26-Feb-1997          113%                   186%             102%
     27-Feb-1997          112%                   184%             105%
     28-Feb-1997          109%                   183%             102%
     03-Mar-1997          110%                   184%             106%
     04-Mar-1997          110%                   183%             104%
     05-Mar-1997          110%                   185%             104%
     06-Mar-1997          110%                   184%             102%
     07-Mar-1997          109%                   185%             102%
     10-Mar-1997          111%                   187%             106%
     11-Mar-1997          110%                   187%             107%
     12-Mar-1997          110%                   186%             107%
     13-Mar-1997          109%                   183%             107%
     14-Mar-1997          107%                   184%             105%
     17-Mar-1997          107%                   184%             106%
     18-Mar-1997          105%                   183%             105%
     19-Mar-1997          103%                   182%             105%
     20-Mar-1997          104%                   181%             105%
     21-Mar-1997          104%                   181%             105%
     24-Mar-1997          102%                   183%             106%
     25-Mar-1997           99%                   182%             106%
     26-Mar-1997          100%                   183%             107%
     27-Mar-1997          100%                   180%             104%
     28-Mar-1997          100%                   180%             104%
     31-Mar-1997          100%                   176%             108%
     01-Apr-1997          100%                   176%             103%
     02-Apr-1997          101%                   174%             106%
     03-Apr-1997          102%                   174%             105%
     04-Apr-1997          104%                   176%             105%
     07-Apr-1997          103%                   177%             110%
     08-Apr-1997          104%                   178%             105%
     09-Apr-1997          102%                   177%             105%
     10-Apr-1997          104%                   176%             105%
     11-Apr-1997          102%                   171%             105%
     14-Apr-1997          101%                   173%             106%
     15-Apr-1997          100%                   176%             103%
     16-Apr-1997          101%                   178%             106%
     17-Apr-1997          101%                   177%              98%
     18-Apr-1997          100%                   179%             100%
     21-Apr-1997           99%                   178%              95%
     22-Apr-1997          100%                   181%              99%
     23-Apr-1997           98%                   181%             100%
     24-Apr-1997           96%                   180%              98%
     25-Apr-1997           95%                   179%             101%
     28-Apr-1997           95%                   180%             102%
     29-Apr-1997           96%                   185%             101%
     30-Apr-1997           96%                   187%             103%
     01-May-1997           96%                   186%             101%
     02-May-1997          101%                   189%             104%
     05-May-1997          100%                   193%             104%
     06-May-1997          101%                   193%             102%
     07-May-1997          103%                   190%             105%
     08-May-1997          100%                   191%             102%
     09-May-1997          100%                   192%             104%
     12-May-1997          101%                   195%             106%
     13-May-1997          101%                   194%             106%
     14-May-1997          104%                   195%             113%
     15-May-1997          110%                   197%             105%
     16-May-1997          110%                   194%             110%
     19-May-1997          110%                   195%             110%
     20-May-1997          108%                   196%             111%
     21-May-1997          110%                   196%             110%
     22-May-1997          112%                   195%             110%
     23-May-1997          113%                   198%             108%
     26-May-1997          113%                   198%             108%
     27-May-1997          113%                   199%             110%
     28-May-1997          115%                   199%             119%
     29-May-1997          114%                   198%             123%
     30-May-1997          111%                   198%             116%
     02-Jun-1997          111%                   198%             121%
     03-Jun-1997          111%                   197%             131%
     04-Jun-1997          110%                   196%             139%
     05-Jun-1997          111%                   196%             141%
     06-Jun-1997          111%                   200%             140%
     09-Jun-1997          113%                   201%             142%
     10-Jun-1997          111%                   202%             142%
     11-Jun-1997          110%                   203%             136%
     12-Jun-1997          110%                   206%             140%
     13-Jun-1997          112%                   208%             132%
     16-Jun-1997          111%                   208%             139%
     17-Jun-1997          110%                   208%             134%
     18-Jun-1997          112%                   207%             129%
     19-Jun-1997          113%                   209%             139%
     20-Jun-1997          112%                   209%             140%
     23-Jun-1997          112%                   204%             130%
     24-Jun-1997          114%                   209%             135%
     25-Jun-1997          116%                   207%             141%
     26-Jun-1997          121%                   206%             141%
     27-Jun-1997          122%                   207%             134%
     30-Jun-1997          124%                   207%             129%
     01-Jul-1997          125%                   208%             126%
     02-Jul-1997          125%                   211%             124%
     03-Jul-1997          123%                   213%             124%
     04-Jul-1997          123%                   213%             124%
     07-Jul-1997          124%                   213%             126%
     08-Jul-1997          125%                   214%             126%
     09-Jul-1997          126%                   212%             121%
     10-Jul-1997          125%                   213%             126%
     11-Jul-1997          130%                   214%             127%
     14-Jul-1997          131%                   215%             132%
     15-Jul-1997          128%                   217%             131%
     16-Jul-1997          128%                   219%             130%
     17-Jul-1997          127%                   218%             132%
     18-Jul-1997          127%                   214%             134%
     21-Jul-1997          125%                   214%             134%
     22-Jul-1997          128%                   219%             131%
     23-Jul-1997          126%                   219%             142%
     24-Jul-1997          124%                   220%             145%
     25-Jul-1997          122%                   219%             145%
     28-Jul-1997          121%                   219%             144%
     29-Jul-1997          118%                   219%             144%
     30-Jul-1997          119%                   222%             148%
     31-Jul-1997          121%                   222%             148%
     01-Aug-1997          119%                   220%             144%
     04-Aug-1997          118%                   221%             148%
     05-Aug-1997          119%                   222%             145%
     06-Aug-1997          117%                   224%             147%
     07-Aug-1997          118%                   222%             147%
     08-Aug-1997          120%                   218%             145%
     11-Aug-1997          120%                   219%             144%
     12-Aug-1997          120%                   216%             145%
     13-Aug-1997          119%                   215%             142%
     14-Aug-1997          121%                   216%             142%
     15-Aug-1997          128%                   210%             139%
     18-Aug-1997          125%                   213%             141%
     19-Aug-1997          127%                   216%             141%
     20-Aug-1997          138%                   219%             145%
     21-Aug-1997          140%                   216%             145%
     22-Aug-1997          139%                   215%             145%
     25-Aug-1997          141%                   215%             147%
     26-Aug-1997          144%                   213%             142%
     27-Aug-1997          144%                   213%             148%
     28-Aug-1997          144%                   211%             152%
     29-Aug-1997          141%                   209%             148%
     01-Sep-1997          141%                   209%             148%
     02-Sep-1997          150%                   216%             145%
     03-Sep-1997          151%                   216%             144%
     04-Sep-1997          149%                   217%             145%
     05-Sep-1997          149%                   216%             144%
     08-Sep-1997          150%                   216%             152%
     09-Sep-1997          155%                   217%             145%
     10-Sep-1997          154%                   213%             144%
     11-Sep-1997          151%                   212%             144%
     12-Sep-1997          152%                   215%             144%
     15-Sep-1997          153%                   213%             148%
     16-Sep-1997          152%                   219%             152%
     17-Sep-1997          155%                   218%             152%
     18-Sep-1997          156%                   219%             154%
     19-Sep-1997          155%                   220%             155%
     22-Sep-1997          156%                   221%             148%
     23-Sep-1997          155%                   221%             147%
     24-Sep-1997          157%                   219%             149%
     25-Sep-1997          150%                   218%             148%
     26-Sep-1997          149%                   219%             152%
     29-Sep-1997          149%                   221%             152%
     30-Sep-1997          151%                   220%             152%
     01-Oct-1997          154%                   221%             158%
     02-Oct-1997          159%                   222%             159%
     03-Oct-1997          162%                   223%             163%
     06-Oct-1997          160%                   225%             159%
     07-Oct-1997          162%                   227%             165%
     08-Oct-1997          162%                   225%             163%
     09-Oct-1997          154%                   225%             160%
     10-Oct-1997          147%                   224%             161%
     13-Oct-1997          147%                   224%             161%
     14-Oct-1997          154%                   224%             160%
     15-Oct-1997          148%                   223%             161%
     16-Oct-1997          151%                   221%             156%
     17-Oct-1997          149%                   218%             156%
     20-Oct-1997          151%                   221%             156%
     21-Oct-1997          149%                   224%             159%
     22-Oct-1997          142%                   224%             155%
     23-Oct-1997          148%                   219%             155%
     24-Oct-1997          155%                   217%             153%
     27-Oct-1997          151%                   202%             153%
     28-Oct-1997          145%                   213%             155%
     29-Oct-1997          153%                   212%             157%
     30-Oct-1997          157%                   209%             155%
     31-Oct-1997          154%                   211%             158%
     03-Nov-1997          163%                   217%             157%
     04-Nov-1997          160%                   217%             161%
     05-Nov-1997          159%                   218%             160%
     06-Nov-1997          150%                   216%             161%
     07-Nov-1997          148%                   214%             156%
     10-Nov-1997          141%                   213%             155%
     11-Nov-1997          140%                   214%             159%
     12-Nov-1997          135%                   210%             157%
     13-Nov-1997          119%                   212%             156%
     14-Nov-1997          118%                   215%             158%
     17-Nov-1997          119%                   219%             156%
     18-Nov-1997          109%                   217%             158%
     19-Nov-1997          105%                   218%             158%
     20-Nov-1997          107%                   222%             162%
     21-Nov-1997          112%                   223%             161%
     24-Nov-1997          109%                   219%             160%
     25-Nov-1997          107%                   220%             156%
     26-Nov-1997          108%                   220%             160%
     27-Nov-1997          108%                   220%             160%
     28-Nov-1997          110%                   221%             160%
     01-Dec-1997          110%                   224%             160%
     02-Dec-1997          106%                   223%             155%
     03-Dec-1997          107%                   225%             161%
     04-Dec-1997          108%                   223%             159%
     05-Dec-1997          112%                   226%             159%
     08-Dec-1997          116%                   225%             157%
     09-Dec-1997          128%                   224%             156%
     10-Dec-1997          128%                   223%             153%
     11-Dec-1997          128%                   219%             145%
     12-Dec-1997          128%                   218%             142%
     15-Dec-1997          128%                   220%             142%
     16-Dec-1997          128%                   222%             144%
     17-Dec-1997          128%                   221%             144%
     18-Dec-1997          129%                   219%             135%
     19-Dec-1997          129%                   217%             129%
     22-Dec-1997          130%                   218%             134%
     23-Dec-1997          132%                   215%             135%
     24-Dec-1997          131%                   214%             135%
     25-Dec-1997          131%                   214%             135%
     26-Dec-1997          133%                   215%             135%
     29-Dec-1997          134%                   218%             135%
     30-Dec-1997          134%                   223%             134%
     31-Dec-1997          134%                   222%             135%
     01-Jan-1998          134%                   222%             135%
     02-Jan-1998          134%                   224%             135%
     05-Jan-1998          134%                   224%             134%
     06-Jan-1998          134%                   222%             134%
     07-Jan-1998          134%                   222%             132%
     08-Jan-1998          132%                   220%             132%
     09-Jan-1998          130%                   213%             132%
     12-Jan-1998          125%                   217%             131%
     13-Jan-1998          125%                   220%             136%
     14-Jan-1998          124%                   221%             140%
     15-Jan-1998          132%                   219%             137%
     16-Jan-1998          133%                   222%             139%
     19-Jan-1998          133%                   222%             139%
     20-Jan-1998          132%                   226%             135%
     21-Jan-1998          136%                   224%             144%
     22-Jan-1998          135%                   223%             139%
     23-Jan-1998          136%                   222%             144%
     26-Jan-1998          137%                   222%             140%
     27-Jan-1998          137%                   224%             136%
     28-Jan-1998          139%                   226%             135%
     29-Jan-1998          142%                   228%             142%
     30-Jan-1998          143%                   227%             144%
     02-Feb-1998          144%                   232%             135%
     03-Feb-1998          143%                   233%             139%
     04-Feb-1998          144%                   233%             140%
     05-Feb-1998          146%                   232%             140%
     06-Feb-1998          142%                   234%             140%
     09-Feb-1998          144%                   233%             144%
     10-Feb-1998          145%                   235%             138%
     11-Feb-1998          146%                   236%             140%
     12-Feb-1998          145%                   236%             135%
     13-Feb-1998          145%                   236%             135%
     16-Feb-1998          145%                   236%             135%
     17-Feb-1998          150%                   236%             135%
     18-Feb-1998          146%                   238%             135%
     19-Feb-1998          148%                   237%             132%
     20-Feb-1998          146%                   239%             132%
     23-Feb-1998          143%                   240%             129%
     24-Feb-1998          145%                   238%             132%
     25-Feb-1998          143%                   241%             132%
     26-Feb-1998          143%                   242%             134%
     27-Feb-1998          143%                   242%             142%
     02-Mar-1998          143%                   242%             141%
     03-Mar-1998          142%                   243%             143%
     04-Mar-1998          141%                   242%             154%
     05-Mar-1998          142%                   239%             143%
     06-Mar-1998          140%                   244%             145%
     09-Mar-1998          142%                   243%             147%
     10-Mar-1998          143%                   245%             146%
     11-Mar-1998          145%                   246%             146%
     12-Mar-1998          145%                   246%             150%
     13-Mar-1998          144%                   246%             147%
     16-Mar-1998          144%                   248%             147%
     17-Mar-1998          144%                   248%             145%
     18-Mar-1998          144%                   249%             144%
     19-Mar-1998          143%                   250%             146%
     20-Mar-1998          144%                   252%             145%
     23-Mar-1998          145%                   252%             140%
     24-Mar-1998          146%                   254%             142%
     25-Mar-1998          146%                   254%             142%
     26-Mar-1998          144%                   254%             144%
     27-Mar-1998          145%                   252%             145%
     30-Mar-1998          146%                   253%             145%
     31-Mar-1998          150%                   254%             145%
     01-Apr-1998          153%                   256%             150%
     02-Apr-1998          150%                   259%             145%
     03-Apr-1998          150%                   259%             144%
     06-Apr-1998          151%                   257%             140%
     07-Apr-1998          150%                   254%             144%
     08-Apr-1998          150%                   253%             148%
     09-Apr-1998          155%                   254%             150%
     10-Apr-1998          155%                   254%             150%
     13-Apr-1998          158%                   253%             147%
     14-Apr-1998          161%                   255%             145%
     15-Apr-1998          161%                   256%             144%
     16-Apr-1998          157%                   254%             140%
     17-Apr-1998          156%                   257%             140%
     20-Apr-1998          154%                   258%             139%
     21-Apr-1998          158%                   259%             167%
     22-Apr-1998          156%                   260%             165%
     23-Apr-1998          157%                   258%             165%
     24-Apr-1998          157%                   255%             165%
     27-Apr-1998          156%                   251%             164%
     28-Apr-1998          155%                   251%             165%
     29-Apr-1998          154%                   253%             165%





--------------------------------------------------------------------------------
Source: FactSet Research Systems, Inc.

--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             5
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Review of Self Tender Offer Results
--------------------------------------------------------------------------------


     November 1996                               January 1998

o  2,250,000 shares purchased           o  1,999,215 shares purchased
   at $19.00 per share                     at $23.00 per share

o  Significant oversubscription at      o  15% underscribed at high end
   the low end of price range              of price range
   (offer nearly 100%
   oversubscribed at $19.00)            o  Results parallel the consistent
                                           unavailability of stock in the
o  60% of total shares                     open-market
   outstanding tendered at or
   below $22.00 per share



     The stock remains unavailable for meaningful open-market repurchases.



--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             6
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

CPI's Public Market Trading Multiples
--------------------------------------------------------------------------------


             CPI Corp.
             (Dollars in Millions)
             ---------------------------------------------------
             Recent Stock Price(1)                    $26.00
             LTM High/Low                          $28.00/$15.44
             Fully Diluted Shares Outstanding(2)       10.00
                                                      ------
             Equity Market Value                      $260.4
             (+) Debt(3)                                60.0
             (-) Receivable from Kodak(4)               38.0
             (-) Cash & Equivalents(3)                  15.3
                                                      ------
             Adjusted Market Value                    $267.1
             ---------------------------------------------------

Market Trading Multiples
--------------------------------------------------------------------------------

               ADJUSTED MARKET VALUE/                EQUITY MARKET VALUE/
         ---------------------------------- ------------------------------------

                     OPERATING    OPERATING      NET        IBES NET      BOOK
        REVENUES(5)  CASH FLOW(5)  INCOME      INCOME(5)    INCOME(5)     VALUE
--------------------------------------------------------------------------------
1999E       0.7x        4.3x        10.1x        17.3x         NA           -
1998E       0.7         5.1         11.6         19.4         18.2          -
LTM         0.7         5.1          9.5         18.4         18.4         2.6x
--------------------------------------------------------------------------------
Note: Fiscal year ends in January of the following year.
(1) Stock price as of April 29, 1998.
(2) As of February 7, 1998 (including net option shares).
(3) As of the fiscal year ended February 7, 1998.
(4) Present value of the $43.9 million non-interest bearing note from Kodak due January 1, 1999 less the present value of the estimated cash taxes due upon maturation of the Kodak note.
(5) Based on CPI Corp. Base Case projections detailed later. Net Income excludes the amortization of the non-compete agreement with Kodak and all gains or losses associated with the JV.
(6) Based on IBES consensus earnings estimates.


--------------------------------------------------------------------------------
Source: FactSet Research Systems, Inc.

--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                            CONFIDENTIAL
--------------------------------------------------------------------------------
CPI CORP.                                                   PRELIMINARY ANALYSIS


                 Comparable Company Forward Trading Multiples
--------------------------------------------------------------------------------

CPI's forward trading multiples relative to peers reflect a substantial disparity between earnings and cash flow.


1998E TRADING MULTIPLES
(Dollars In Millions)
----------------------------------------------------------------------------------------------------------------------------------
                                               ADJUSTED VALUE AS           EQUITY VALUE/       1998E MARGINS
                         EQUITY  ADJUSTED        A MULTIPLE OF:            -------------       -------------   LONG TERM
                         MARKET   MARKET     -------------------       CALENDAR      LTM                        GROWTH     DEBT/
                          VALUE    VALUE   SALES    EBITDA     EBIT   NET INCOME  BOOK VALUE   EBITDA    EBIT   ESTIMATE   CAPITAL
----------------------------------------------------------------------------------------------------------------------------------

CPI Corp.               $260.4    $267.1   0.7x      5.1x      11.6x     19.4x       2.6x      14.1%      6.2%     NA       37.0%
PCA International(1)    $181.7    $220.2   0.8x      4.7x       7.1x     14.1x       4.1x      16.5%     10.9%    20.0%     53.2%

Jostens Inc.            $895.4    $943.8   1.2x      7.2x       8.9x     15.1x       7.4x      16.5%     13.5%    10.0%     34.6%
Cole National           $554.2    $813.9   0.8x      8.0x      11.4x     17.4x       4.0x      10.1%      7.1%    20.0%     67.9%
Seattle Film Works      $162.4    $147.1   1.3x      7.3x      10.4x     13.7x       4.4x      17.5%     14.6%    22.5%      0.0%
MOTO PHOTO(2)           $ 18.8    $ 24.3   0.6x      7.3x       9.7x     13.2x       5.0x       8.0%      6.0%     NA       74.9%
Eastman Kodak        $23,287.5 $23,735.3   1.6x      8.2x      11.6x     17.9x       7.4x      19.5%     13.8%    10.0%     27.5%
Polaroid Corp.        $2,003.8  $2,663.0   1.2x      7.1x      10.4x     17.5x       4.1x      16.5%     11.2%    12.0%     60.4%
Applied Graphics(3)   $1,118.3  $1,238.3   2.8x     14.7x      18.1x     33.8x       2.5x      19.4%     15.7%    30.0%     25.2%



1999E TRADING MULTIPLES
(Dollars In Millions)
----------------------------------------------------------------------------------------------------------------------------------
                                               ADJUSTED VALUE AS           EQUITY VALUE/       1999E MARGINS
                         EQUITY  ADJUSTED        A MULTIPLE OF:            -------------       -------------   LONG TERM
                         MARKET   MARKET     -------------------       CALENDAR      LTM                        GROWTH     DEBT/
                          VALUE    VALUE   SALES    EBITDA     EBIT   NET INCOME  BOOK VALUE   EBITDA    EBIT   ESTIMATE   CAPITAL
----------------------------------------------------------------------------------------------------------------------------------

CPI Corp.               $260.4    $267.1   0.7x      4.3x      10.1x     17.3x       2.6x      15.9%      6.8%     NA       37.0%
PCA International(1)    $181.7    $220.2   0.7x      4.1x       6.1x     11.0x       4.1x      16.4%     11.2%    20.0%     53.2%

Jostens Inc.            $895.4    $943.8   1.1x      6.6x       8.2x     13.8x       7.0x      16.9%     13.6%    10.0%     34.6%
Cole National           $554.2    $813.9   N/A       N/A        N/A      14.3x       4.0x       N/A       N/A     20.0%     67.9%
Seattle Film Works      $162.4    $147.1   1.1x      6.5x       7.9x     13.4x       4.4x      17.0%     14.1%    22.5%      0.0%
MOTO PHOTO(2)           $ 18.8    $ 24.3   N/A       N/A        N/A       N/A        5.0x       N/A       N/A      NA       74.9%
Eastman Kodak        $23,287.5 $23,735.3   1.5x      7.6x      10.5x     14.6x       7.4x      20.0%     14.5%    10.0%     27.5%
Polaroid Corp.        $2,003.8  $2,663.0   1.1x      6.5x       9.4x     12.4x       4.1x      17.0%     11.8%    12.0%     60.4%
Applied Graphics(3)   $1,118.3  $1,238.3   1.9x      9.0x      10.9x     22.7x       2.5x      20.8%     17.1%    30.0%     25.2%


----------------------------------------------------------------------------------------------------------------------------------
Note: Projections based on Value Line and Investext equity research, except net income which is based on calendarized IBES estimates (CPI fiscal estimate used).

(1)  PCA International based on closing price of $21.50 on April 21, 1998 (before annouuncement of the proposed LBO at $26.50 per share).
(2)  MOTO PHOTO multiples are based on LTM results as of December 31, 1997.
(3)  Applied Graphics Technology presented pro forma for the pending acquisition of Devon Group.
--------------------------------------------------------------------------------

CREDIT     |     FIRST
SUISSE     |     BOSTON

--------------------------------------------------------------------------------
CPI CORP.


--------------------------------------------------------------------------------
3.

Valuation Considerations






--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             8
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Historical Results -- Operating Segments
--------------------------------------------------------------------------------

    Portrait Studios


    -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1993A-1998P
                                     1993A        1994A       1995A        1996A        1997A        1998P            CAGR
    -----------------------------------------------------------------------------------------------------------------------------
    Sales                            $238.2       $276.4       $279.6       $289.8       $303.7       $314.6           5.2%
       % Growth                          --        16.0%         1.2%         3.6%         4.8%         0.8%
    Total Sittings (000's)            5,998        6,476        5,642        6,022        5,471(1)     5,410          (2.0)%
       % Growth                          --         8.0%       -12.9%         6.7%        -9.1%        -1.1%
    Operating Cash Flow               $35.7        $50.7        $60.2        $56.6        $64.6        $59.8          10.8%
       % Margin                       15.0%        18.4%        21.5%        19.5%        21.3%        19.5%
    Operating Income                  $29.3        $38.5        $42.6        $35.7        $44.6        $35.0
       % Margin                       12.3%        13.9%        15.2%        12.3%        14.7%        12.7%
    Capital Expenditures              $19.0        $57.7        $24.8        $18.1        $21.2        $27.0           7.3%
       % of Sales                      8.0%        20.9%         8.9%         6.2%         7.0%         8.8%
    -----------------------------------------------------------------------------------------------------------------------------


    (1) Excludes effect of 53rd week (approximately 70,000 sittings).


    Wall Decor


    -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1993A-1998P
                                     1993A        1994A       1995A        1996A        1997A        1998P            CAGR
    -----------------------------------------------------------------------------------------------------------------------------
    Sales                             $46.1        $50.1        $58.8        $62.9        $63.0        $65.2           6.9%
       % Growth                          --         8.7%        17.5%         7.0%         0.3%         2.1%
    Operating Cash Flow                $6.5         $7.7         $8.2         $6.9         $2.7         $5.8         (2.1)%
       % Margin                       14.0%        15.4%        13.9%        11.0%         4.3%         9.0%
    Operating Income                   $4.4         $5.5         $5.4         $3.3        ($1.0)        $0.9        (28.5)%
       % Margin                        9.7%        11.0%         9.1%         5.3%        -1.5%         1.3%
    Capital Expenditures              $14.1         $8.0         $9.4         $8.0         $2.0         1.6%        (35.1)%
       % of Sales                     30.5%        16.0%        16.0%         12.7         3.2%         2.5%
    -----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             9
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Base Case Projections--Operating Segments
--------------------------------------------------------------------------------


     Portrait Studios - Base Case

                                                                                                         1998P-2003P
                                    1997A      1998P     1999P     2000P     2001P     2002P     2003P      CAGR
                                    -----      -----     -----     -----     -----     -----     -----      ----
     Sales                         $303.7     $314.5    $323.4    $341.1    $359.4    $370.9    $382.4       4.5%
       % Growth                      4.8%       0.8%      5.6%      5.5%      5.4%      3.2%      3.1%
     Total Sittings (000's)         5,471(1)   5,410     5,518     5,629     5,741     5,741     5,741       1.2%
       % Growth                     -9.1%      -1.1%      2.0%      2.0%      2.0%      0.0%      0.0%
     Operating Cash Flow            $64.6      $59.8     $69.5     $79.1     $87.5     $90.8     $94.0       9.5%
       % Margin                     21.3%      19.5%     21.5%     23.2%     24.4%     24.5%     24.6%
     Operating Income               $44.6      $35.0     $41.8     $55.0     $67.6     $71.5     $74.5      13.9%
       % Margin                     14.7%      12.7%     12.9%     16.1%     18.8%     19.3%     19.5%
     Capital Expenditures           $21.2      $27.0     $12.0     $12.4     $12.7     $13.1     $13.5    (12.9)%
       % of Sales                    7.0%       8.8%      3.7%      3.6%      3.5%      3.5%      3.5%

     Note: Base Case assumes 2% annual sittings growth until 2001, flat sittings from 2002-2007, and an annual $2.00 price increase in average sale.
     (1)   Excludes effect of 53rd week (approximately 70,000 sittings).


     Wall Decor - Base Case
                                                                                                         1998P-2003P
                                    1997A      1998P     1999P     2000P     2001P     2002P     2003P      CAGR
                                    -----      -----     -----     -----     -----     -----     -----      ----
     Sales                         $63.0       $65.2     $66.3     $68.3     $70.3     $72.5     $74.6       3.0%
       % Growth                     0.3%        2.1%      3.0%      3.0%      3.0%      3.0%      3.0%
     Operating Cash Flow            $2.7        $5.8      $6.3      $6.7      $7.2      $7.7      $8.1       6.9%
       % Margin                     4.3%        9.0%      9.5%      9.8%     10.2%     10.6%     10.9%
     Operating Income             ($1.0)        $0.9      $1.6      $2.2      $2.7      $3.3      $3.8      35.7%
       % Margin                    -1.5%        1.3%      2.5%      3.2%      3.9%      4.5%      5.1%
     Capital Expenditures           $2.0        $1.6      $2.0      $2.1      $2.1      $2.2      $2.3       6.8%
       % of Sales                   3.2%        2.5%      3.0%      3.0%      3.9%      3.0%      3.0%


     Corporate - Base Case
                                                                                                         1998P-2003P
                                    1997A      1998P     1999P     2000P     2001P     2002P     2003P      CAGR
                                    -----      -----     -----     -----     -----     -----     -----      ----
     Corporate Expenses            $15.4       $15.0     $17.0     $17.4     $17.8     $18.3     $18.7       2.5%
       % of Consolidated Sales      4.2%        4.5%      4.4%      4.2%      4.1%      4.1%      4.1%
     Capital Expenditures           $1.0        $1.0      $1.0      $1.0      $1.0      $1.0      $1.0       0.0%

     Note: Corporate expense includes corporate depreciation estimated to be approximately $3.0 million annually.

--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             10
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Historical and Projected Results -- Operating Segments
--------------------------------------------------------------------------------

Portrait Studios - Sales, Operating Cash Flow and Operating Income

                                    1997A      1998P     1999P     2000P     2001P     2002P     2003P
                                    -----      -----     -----     -----     -----     -----     -----
     Sales                         $303.7     $314.5    $323.4    $341.1    $359.4    $370.9    $382.4
     Operating Cash Flow            $64.6      $59.8     $69.5     $79.1     $87.5     $90.8     $94.0
     Operating Income               $44.6      $35.0     $41.8     $55.0     $67.6     $71.5     $74.5

Wall Decor - Sales, Operating Cash Flow and Operating Income

                                    1997A      1998P     1999P     2000P     2001P     2002P     2003P
                                    -----      -----     -----     -----     -----     -----     -----
     Sales                         $63.0       $65.2     $66.3     $68.3     $70.3     $72.5     $74.6
     Operating Cash Flow            $2.7        $5.8      $6.3      $6.7      $7.2      $7.7      $8.1
     Operating Income             ($1.0)        $0.9      $1.6      $2.2      $2.7      $3.3      $3.8


--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             11
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Base Case Projections -- Consolidated CPI
--------------------------------------------------------------------------------

Consolidated - Base Case (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1998P-2003P
                           1997A         1998P(2)      1999P         2000P         2001P         2002P     2003P          CAGR
-----------------------------------------------------------------------------------------------------------------------------------
Sales                      $366.7        $370.6        $389.7        $409.4        $429.7        $443.3     $457.0         4.3%
   % Growth                  4.0%          1.1%          5.2%          5.1%          5.0%          3.2%       3.1%
EBITDA                      $51.9         $52.1         $61.8         $71.5         $79.9         $83.2      $86.4        10.7%
   % Margin                 14.1%         14.1%         15.9%         17.5%         18.6%         18.8%      18.9%
EBIT                        $28.2         $23.1         $26.5         $39.8         $52.5         $56.5      $59.6        20.9%
   % Margin                  7.7%          6.2%          6.8%          9.7%         12.2%         12.7%      13.0%
Earnings Per Share          $1.41(3)      $1.34(3)      $1.50         $2.46         $3.45         $3.89      $4.29        26.2%
   % Growth                 33.0%        (4.8)%         11.6%         64.1%         40.1%         12.9%      10.4%
-------------------------------------------------------------------------------------------------------------------
Cash                        $15.3         $43.7(4)      $58.2         $79.6         $96.5        $115.9     $138.0
-------------------------------------------------------------------------------------------------------------------
Debt                        $60.0         $60.0         $60.0         $60.0         $51.4         $42.8      $34.3
Equity                     $102.1         $97.0         $94.2        $102.5        $119.6        $140.3     $164.1
Debt/Capital                37.0%         38.2%         38.9%         36.9%         30.1%         23.4%      17.3%
Debt/EBITDA                  1.2x          1.2x          1.0x          0.8x          0.6x          0.5x       0.4x
-----------------------------------------------------------------------------------------------------------------------------------

Note: Projections exclude income related to the amortization of the non-compete agreement with Kodak of approximately $5 million in 1998 and $3.2 million in 1999.

(1) From 1998P-2007P, $10 million of free cash flow is applied annually to open market share repurchases. Excess cash is assumed to accumulate and earn 5.0% interest income.

(2) Based on strategic plan presented to the Board of Directors.

(3) 1997A and 1998E EPS exclude gain (loss) on sale of Kodak JV.

(4) Fiscal year end cash balance reflects the maturation of the Kodak note (face value of $43.9 million) and the payment of $4.1 million of cash taxes related to the sale of Kodak JV.

--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             12
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Preliminary Valuation Analysis - BASE CASE
(Dollars in Milions)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          VALUE RANGE AS A MULTIPLE OF 1997A, 1998P AND 1999P
                                                                     --------------------------------------------------------------
                                     PRELIMINARY ENTERPRISE                                                             UNLEVERED
OPERATING SEGMENT                          VALUE RANGE        YEAR      SALES            EBITDA          EBIT           NET INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                              1997A   1.4x - 1.7x     6.7x -  7.8x    9.8x - 11.3x    15.5X - 18.0X
     Portrait Studios                    $  435  -  $  505    1998P   1.4x - 1.6x     7.3x -  8.4x   11.2x - 13.0x    17.8X - 20.7X
                                                              1999P   1.3x - 1.6x     6.3x -  7.3x   10.4x - 12.1x    16.5X - 19.2X

                                                              1997A   0.6x - 0.7x    14.7x - 16.5x      NM - NM          NM - NM
     Wall Decor                          $   40  -  $   45    1998P   0.6x - 0.7x     6.9x -  7.7x    48.0 - 54.0x    76.2X - 85.8X
                                                              1999P   0.6x - 0.7x     6.4x -  7.2x    24.4 - 27.4x    28.7X - 43.6X

     Corporate(2)                          ($95) -    ($85)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ENTERPRISE VALUE:                  $  380  -  $  465

ADJUSTMENTS:
-------------------------------------------------------------
  (+)  Cash(3)                           $ 15.3  -  $ 15.3
  (+)  Present Value of Kodak Note(4)      38.0  -    38.0
  (-)  Debt(3)                            (60.0) -   (60.0)
-------------------------------------------------------------
TOTAL ADJUSTMENTS:                        ($6.7) -   ($6.7)

TOTAL EQUITY VALUE:                       373.3  -  $458.3

Fully Diluted Shares Outstanding(5)       9.874  -   9.874

-------------------------------------------------------------
  Implied Value per Share                $37.81  -  $46.42
  % Premium to Market(6)                  45.4%  -   78.5%
-------------------------------------------------------------

-------------------------------------------------------------
Note: Preliminary valuation is as of fiscal year ended 1/31/98.

(1) Based on Terminal EBITDA Multiples of 5.5x - 6.5x and a WACC of 11.0% -
    12.0%.

(2) Based on a discounted cash flow analysis of projected corporated expenses.

(3) As of the fiscal year ended February, 1998.

(4) Present value of Kodak Note (face value of $43.9 million at 1/1/99 less estimated cash taxes of $4.1 million) assuming a 7.0% discount rate.

(5) As of the fiscal year ended February, 1998 reflecting the purchase of 1,999,215 shares through the recently completed Dutch Auction.

(6) Based on CPY share price of $26.00 as of 4/29/98.

--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             13
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Portrait Studios DCF Sensitivity Analysis
--------------------------------------------------------------------------------

        CPI's high fixed cost position makes its valuation highly sensitive to future sales growth assumptions.

Valuation Sensitivity Analysis - Sales Growth(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                        Assumed 10 Year CAGR in Sales - Portrait Studios
                                     +2.0%         +2.5%         +3.0%        +3.5%       +4.0%       +4.5%        +5.0%
---------------------------------------------------------------------------------------------------------------------------------
Equity Value                         $244.2        $284.3        $325.8       $368.7      $413.0      $458.8       $506.1

Value Per Share                      $24.73        $28.80        $33.00       $37.34      $41.83      $46.47       $51.26

% Premium (Discount) to Market       (4.9)%         10.8%         26.9%        43.6%       60.9%       78.7%        97.2%
---------------------------------------------------------------------------------------------------------------------------------

Note: Implied values based on Terminal EBITDA Multiple of 6.0x and a WACC of 11.5%.

(1)  Valuation impacts based on CPI's mix of fixed versus variable costs.

           Based on the above analysis, CPI's current stock market
         value implies a long term sales growth and EBITDA margin for
       Portrait Studios of approximately 2.2% and 19.0%, respectively.

--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             14
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Leveraged Buyout Analysis
--------------------------------------------------------------------------------

CPI's strong implied LBO valuation (even before any assumed cost savings) is reflective of the Company's strong, stable cash flow and considerable debt capacity.

(Dollars in Millions)
--------------------------------------------------------------------------------
                           LEVERAGED BUYOUT ANALYSIS
--------------------------------------------------------------------------------

------------------------------------------    ----------------------------------
Transaction Multiples                         Transaction Value
------------------------------------------    ----------------------------------
                                              ----------------------------------
                                              Purchase Price Per Share    $35.00
                            1997A   1998P     % Premium to Market          34.6%
                            -----   ------    ----------------------------------
Price/Earnings(1)           24.8x   26.1x     Equity Purchase Price       361.8
Enterprise Value/EBITDA(1)   7.1x    7.1x     Adjusted Purchase Price     368.5
                                              LBO Equity                  100.0

------------------------------------------    ----------------------------------

Equity Rates of Return                        Credit Statistics
------------------------------------------    ----------------------------------

Year five Values  Terminal EBITDA Multiple                         1997PF  1998P
----------------  ------------------------                         ------  -----
                  5.0x      6.0x     7.0x     Debt/Capital         73.8%   75.6%
                  ----      ----     ----     Debt/EBITDA           5.4x    5.5x
EBITDA            $83.2     $83.2    $83.2    EBITDA/Interest       2.1x    2.1x
Enterprise Value  416.1     499.4    582.6
Net Debt          173.2     173.2    173.2    ----------------------------------
                  -----     -----    -----
Implied Equity
  Value          $243.0    $326.2   $409.4
                  =====     =====    =====

------------------------------------------
Five Year IRR      19.4%     26.7%    32.6%
------------------------------------------

--------------------------------------------------------------------------------
Note: Analysis based on Base Case projections excluding any potential cost
                                              ---------
      savings. Analysis includes estimated fees and assumes all options are exercised.
(1) Transaction multiples based on CPI Base Case projections.



--------------------------------------------------------------------------------
CREDIT     |     FIRST
SUISSE     |     BOSTON

                                                    CONFIDENTIAL             15
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Comparable Acquisition Analysis
--------------------------------------------------------------------------------

Selected Acquisition Precedents
--------------------------------------------------------------------------------


                                                                                     Adjusted Purchase              Purchase Price
                                                       Equity    Adjusted         Price as a  Multiple of:         as a Multiple of:
                                                                             ----------------------------------   ------------------
Announcement   Acquiror/          Description         Purchase   Purchase     LTM   LTM Operating LTM Operating   LTM Net   LTM Book
    Date        Target             of Target           Price      Price      Sales    Cash Flow      Income       Income      Value
------------------------------------------------------------------------------------------------------------------------------------
   Apr-98    Jupiter Partners/  Operates portrait      $229.2     $267.8      1.1x      7.0x          11.7x        24.8x       5.1x
               PCA Interna-     studios within Kmart
               tional(1)        and Wal-mart stores.

   Jan-97    PCA International/ Operates portrait       $53.6      $66.0      0.6x     16.8x           NM           NM         7.1x
               American         studios locations.
               Studios(2)         [Adjusted multiples
                                   based on peak
                                   margins (1993)                                       7.5x           9.9x ]

   Aug-96    Eastman Kodak/     Provides photofinish-  $110.0     $110.0      0.6x      9.6x           NM           NA         NA
               Fox Photo        ing services,
                                wholesale and retail
                                photo supplies.

   Aug-94    Eastman Kodak/     Provides photo         $300.0     $568.0      0.7x      NA             NA           NA         NA
               Qualex           processing and
                                finishing services.

   Aug-91    CPI Corp./         Provides photofinish-   $27.0      $62.9      0.9x      5.1x           9.0x        10.2x       7.5x
               Fox Photo        ing services, wholesale
                                and retail photo
                                supplies.

  Jul-91     Qualex/            Provides photo          $75.0      $75.0      0.8x      NA             NA           NA         NA
               Guardian Photo   processing services.


----------
(1) Based on $26.50 acquisition price per share announced 4/21/98.
(2) Adjusted transaction multiples based on American Studios peak margins (1993) applied to LTM sales.


CPI's Implied Takeover Valuation Based on Acquisition Precedents (LTM Multiples)
--------------------------------------------------------------------------------
                           LTM            LTM MULTIPLES OF          IMPLIED      IMPLIED EQUITY VALUE
BASIS OF MULTIPLE  FINANCIAL RESULTS  COMPARABLE TRANSACTIONS  ENTERPRISE VALUE         PER SHARE
-----------------------------------------------------------------------------------------------------
Sales                     $366.7          0.8x -  1.1x            $293 - $403        $29.04 - $40.18

Operating Cash Flow        $51.9          6.0x -  7.5x            $311 - $389        $30.85 - $38.73

Operating Income           $28.2         10.0x - 12.0x            $282 - $338        $27.88 - $33.60

CSFB Reference Range                                              $300 - $400        $29.71 - $39.84

----------
Note: Implied valuation based on CPI operating results for the year ended
      February 7, 1998.


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                                                    CONFIDENTIAL             16
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Preliminary Valuation Summary -- Consolidated CPI Corp.
--------------------------------------------------------------------------------

CSFB'S preliminary valuation analysis reveals a significant gap between CPI's private and public market values.

PRELIMINARY VALUATION SUMMARY - CONSOLIDATED CPI CORP.
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                        IMPLIED VALUATION MULTIPLES
                                                         ------------------------------------------------------
                                 ENTERPRISE                                                        UNLEVERED
VALUATION METHODOLOGY            VALUE RANGE    YEAR     REVENUES       EBITDA         EBIT        NET INCOME
---------------------------------------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS    $380 - $460    1999P    1.0x - 1.2x  6.1x - 7.4x  14.3x - 17.4x  22.8x - 27.6x
Implied Price Per share        $37.81 - $45.91  1998P    1.0x - 1.2x  7.3x - 8.8x  16.5x - 19.9x  26.1x - 31.6x
% Premium/(Discount) to Market  45.4% - 76.6%

COMPARABLE COMPANY ANALYSIS      $250 - $300    1999P    0.6x - 0.8x  4.0x - 4.9x   9.4x - 11.3x  15.0x - 18.0x
Implied Price Per share        $24.65 - $29.71  1998P    0.7x - 0.8x  4.8x - 5.8x  10.8x - 13.0x  17.2x - 20.6x
% Premium/(Discount) to Market  -5.2% - 14.3%

COMPARABLE ACQUISITION ANALYSIS  $300 - $400    1999P    0.8x - 1.0x  4.9x - 6.5x  11.3x - 15.1x  18.0x - 24.0x
Implied Price Per share        $29.71 - $39.84  1998P    0.8x - 1.1x  5.8x - 7.7x  13.0x - 17.3x  20.6x - 27.5x
% Premium/(Discount) to Market  14.3% - 53.2%

LEVERAGED BUYOUT ANALYSIS        $320 - $360    1999P    0.8x - 0.9x  5.2x - 5.8x  12.1x - 13.6x  19.2x - 21.6x
Implied Price Per share        $31.73 - $35.79  1998P    0.9x - 1.0x  6.1x - 6.9x  13.9x - 15.6x  22.0x - 24.8x
% Premium/(Discount) to Market  22.1% - 37.6%


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

                                                    CONFIDENTIAL             17
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Summary Perspectives
--------------------------------------------------------------------------------
  Our preliminary analysis is based solely on the CPI Base Case projections.

     o CPI Base Case scenario was prepared by Management to represent a "most-likely" outcome

  A potential acquiror would analyze CPI under a range of scenarios. While addressing downside scenarios, a potential acquiror will closely scrutinize CPI's fixed cost structure:

     General Corporate Expense
     FY '98 Business Plan vs. FY '97 Actual

                     [CONFIDENTIAL TREATEMENT REQUESTED]

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


--------------------------------------------------------------------------------
CPI CORP.


--------------------------------------------------------------------------------

4.
Strategic Alternatives








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                                                    CONFIDENTIAL             18
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Spectrum of Strategic Alternatives
--------------------------------------------------------------------------------

Status Quo
----------

Key Issues

o  Utilization of ongoing free cash flows

o  Appropriate leverage targets

o  Internal investment opportunities

o  Efficacy of continued share repurchases



Acquisition Strategy or Major New Initiative or JV
--------------------------------------------------

Key Issues

o  Acquisition debt capacity

o  Universe of complementary acquisitions

o  Acquisition track record

o  Anticipated market receptivity



Public Market Recapitalization
------------------------------

Key Issues

o  Debt capacity/pro forma debt ratings

o  Special dividend versus self-tender offer

o  Anticipated liquidity and trading performance of equity stub

o  Pro forma management ownership



Sale or Merger of the Company
-----------------------------

Key Issues

o  Universe of buyers (strategic versus financial)

o  Acquisition precedents

o  Technological risks/opportunities

o  Perceived integration benefits

o  EPS impact on acquiror (how dilutive?)

o  Form of consideration

o  Pooling versus purchase

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                                                                             19

                                                            CONFIDENTIAL
--------------------------------------------------------------------------------
CPI CORP.                                                   PRELIMINARY ANALYSIS


             Perspectives on an Ongoing Share Repurchase Program
--------------------------------------------------------------------------------



Preliminary Financial Consequences
----------------------------------------------------------------------------------------------------------------
Base Case                                1998P          1999P    2000P     2001P     2002P      2003P      CAGR
----------------------------------------------------------------------------------------------------------------

Earnings Per Share                       $1.34          $1.50    $2.46     $3.45     $3.89      $4.29     $26.2%
   %Growth                                8.3%          11.6%    64.1%     40.1%     12.9%      10.4%

Cash Balance                            $43.7          $58.2    $79.6     $96.5    $115.9     $138.0
----------------------------------------------------------------------------------------------------------------
Net Debt /EBITDA                          0.3x           0.0x     0.0x      0.0x      0.0x       0.0x
EBITDA /Interest                         42.5x          13.7x    15.9x     17.8x     21.6x      26.9
Debt/Capital                             38.2%          38.9%    36.9%     30.1%     23.4%      17.3%
Cumulative Amount Repurchased ($MM)     $10.0          $20.0    $30.0     $40.0     $50.0      $60.0
Cumulative Shares Repurchased             0.3            0.6      0.9       1.0       1.2        1.4
Repurchase Price Per Share              $30.00         $35.00   $41.82    $55.14    $58.34     $64.39



----------------------------------------------------------------------------------------------------------------
50.0% Debt / Capital Target              1998P          1999P    2000P     2001P     2002P      2003P      CAGR
----------------------------------------------------------------------------------------------------------------

Earnings Per Share                       $1.34          $1.58    $2.66     $3.83     $4.48      $5.14     $30.8%
   %Growth                                8.3%          17.5%    68.8%     43.9%     16.8%      14.8%

Accretion/(Dilution)                     $0.00          $0.08    $0.20     $0.39     $0.59      $0.594
   % Accretion/(Dilution)                 0.0%           5.2%     8.2%     11.2%     15.1%      19.6%

Cash Balance                             $6.8          $24.0    $37.0     $28.3     $18.5       $8.2
Net Debt /EBITDA                          1.0x           0.6x     0.3x      0.3x      0.3x       0.3x
EBITDA /Interest                         42.5x          13.7x    15.9x     17.8x     21.6x      26.9
Debt/Capital                             50.0%          50.0%    50.0%     50.0%     50.0%      50.0%
Cumulative Amount Repurchased ($MM)     $46.9          $53.7    $71.7    $106.7    $144.7     $185.2
Cumulative Shares Repurchased             1.6            1.8      2.2       2.7       3.3        3.8
Repurchase Price Per Share              $30.00         $35.00   $45.26    $61.32    $67.13     $77.04



----------------------------------------------------------------------------------------------------------------------------------
Note: All cases assume the indicated share repurchase occurs on the last day of each fiscal year. The Base Case assumes $10 million of share repurchases each year. The %50.0 Debt / Capital Targe Cae assumes all free cash flow and available debt capacity
      (up to 50.0%) are applied to repurchase stock at the stated price.



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                                                                             20

                                                            CONFIDENTIAL
--------------------------------------------------------------------------------
CPI CORP.                                                   PRELIMINARY ANALYSIS


               Perspectives on a Public Market Recapitalization
--------------------------------------------------------------------------------


     Recapitalization Analysis - $200 Million
     ---------------------------------------------------------------------------
     1998E EBITDA Multiple                          5.75x      6.00x    6.25x
     ---------------------------------------------------------------------------

     Special Dividend ($ million)                  $200.0     $200.0   $200.0
     Value of Equity Stub ($ million)               $83.4      $96.5   $109.5

     Special Dividend Per Share                     $20.26     $20.26   $20.26
     Value of Equity Stub Per Share                   8.45       9.77    11.09
                                                    ------     ------   ------
     Implied Recapitalization Value                 $28.71     $30.03   $31.34
       % Premium / (Discount) to Market              10.4%      15.5%    20.6%


Pro Forma Income Statement and Capitalization
(Dollars in Millions, Except per Share Data)
------------------------------------------------------------------------------------------------------------------------
Base Case                                1997PF    1998P     1999P    2000P     2001P     2002P      2003P  '99'-03 CAGR
------------------------------------------------------------------------------------------------------------------------

Base Case
---------
EPS                                        --       $1.34     $1.50    $2.46     $3.45     $3.89      $4.29      30.1%
%Growth                                    --         --      11.6%    64.1%     40.1%     12.9%      10.4%
Debt                                     $60.0     $60.0     $60.0    $60.0      51.4     $42.8      $34.3
Equity                                  $120.1     $97.0     $94.2   $102.5    $119.6    $140.3     $164.1


Pro Forma
---------
EPS                                        --       $0.25     $0.44    $2.36     $2.79     $3.18      $3.89      72.6%
%Growth                                    --         --      75.7%   438.7%     18.2%     14.0%      22.3%
Debt                                    $226.0    $221.0    $199.0   $169.5    $135.2     $97.6      $75.0
Equity                                  ($97.9)   ($98.5)   ($96.2)  ($82.4)   ($59.1)   ($31.6)      (0.2)
Debt/EBITDA                               4.4x       4.2x      3.2x     2.4x      1.7x      1.2x       0.9x
EBITDA/Interest Expense                   3.5x       2.7x      3.3x     4.2x      5.4x      7.0x       9.7x
------------------------------------------------------------------------------------------------------------------------



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                                                    CONFIDENTIAL             21
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Perspectives on a Public Market Recapitalization (continued)
--------------------------------------------------------------------------------

Advantages
----------

o Generates an immediate payment to shareholders (via a special dividend or buyback) while significantly boosting expected equity returns to continuing shareholders

o Generates substantial tax-shield benefits for shareholders through the aggressive use of debt

o Alleviates reinvestment risk while imposing a greater discipline on capital budgeting and expense management by requiring that free cash be dedicated toward debt paydown

o Offers opportunity to further concentrate Management ownership, thereby more closely aligning Management's interests with shareholders'

Disadvantages
-------------

o Exacerbates existing liquidity issues (equity stub may trade poorly in the aftermarket)

o Reduces financial flexibility to react to technological changes or fundamental industry shifts


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                                                    CONFIDENTIAL             22
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Perspectives on a Sale of the Company
--------------------------------------------------------------------------------

     CPI would be viewed as highly attractive asset by strategic and financial buyers alike.

          o Leading market position

          o Broad geographic coverage in North America

          o Large, loyal customer base with attractive demographics

          o Superior customer service capabilities

          o Well positioned to benefit from emerging technologies in digital imaging and archiving

          o Improved industry fundamentals

          o Strong, stable cash generation with minimal capital requirements

     However, many potential corporate buyers would face near-term earnings dilution due to the unavailability of pooling accounting and relatively high goodwill charges.


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

                                                    CONFIDENTIAL             23
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

Perspectives on CPI Partners or Acquirors
--------------------------------------------------------------------------------

                     Selected Potential Strategic Buyers
                     -----------------------------------


o Potential strategic acquiror #1
o Potential strategic acquiror #2
o Potential strategic acquiror #3
o Potential strategic acquiror #4
o Potential strategic acquiror #5
o Potential strategic acquiror #6
o Potential strategic acquiror #7
o Potential strategic acquiror #8
o Potential strategic acquiror #9
o Potential strategic acquiror #10
o Potential strategic acquiror #11
o Potential strategic acquiror #12
o Potential strategic acquiror #13


                     Selected Potential Financial Buyers
                     -----------------------------------

o Potential financial acquiror #1
o Potential financial acquiror #2
o Potential financial acquiror #3
o Potential financial acquiror #4
o Potential financial acquiror #5
o Potential financial acquiror #6
o Potential financial acquiror #7
o Potential financial acquiror #8
o Potential financial acquiror #9
o Potential financial acquiror #10
o Potential financial acquiror #11
o Potential financial acquiror #12


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

--------------------------------------------------------------------------------
CPI CORP.


--------------------------------------------------------------------------------
A.

PCA Transaction Overview


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                                                    CONFIDENTIAL             24
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

PCA International -- Transaction Overview
--------------------------------------------------------------------------------

     PCA International Inc. and Jupiter Partners L.P., a New York-based investment firm that was formerly associated with Forstmann Little, announced on April 21, 1998 that they have entered into a merger agreement under which Jupiter Partners and PCA's senior management will acquire a majority of PCA for $26.50 per share (a 23.3% premium to the prior day's closing price and a 20.5% premium to PCA's stock price four weeks prior).

     Terms of the agreement include the following:

          o Shareholders of common stock can elect to receive $26.50 in cash for each share or to retain (subject to proration) a share of stock in the surviving entity

          o Public shareholders will be permitted to retain (subject to proration) a continuing equity interest in the Company of no more than approximately 4.5% and no less than approximately 3.4% of the current outstanding shares of the Company

          o The transaction will be accounted for as a recapitalization (which avoids recognition of purchase goodwill)

     PCA Press release estimated the value of the deal at about $276 million including the refinancing of existing debt

     The transaction, expected to be completed in July, has been approved by PCA's Board and is subject to the approval of its shareholders.


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

                                                    CONFIDENTIAL            25
--------------------------------------------------------------------------------
CPI CORP.                                           PRELIMINARY ANALYSIS

PCA International -- Transaction Value and Multiples
--------------------------------------------------------------------------------

          PCA International
          (Dollars in Millions)
          ---------------------
          Acquisition Price(1)                          $26.50
          Fully Diluted Shares Outstanding(1)             8.7
                                                       -------
          Equity Purchase Price(2)                     $229.2
          (+) Debt(3)                                    50.8
          (-) Cash & Equivalents(3)                      12.3
                                                       -------

          Adjusted Purchase Price                      $267.8
                                                       -------


Implied Transaction Multiples
-----------------------------
                         ADJUSTED MARKET VALUE/        EQUITY MARKET VALUE/
                                                            I/B/E/S
                           OPERATING   OPERATING     NET      NET      BOOK
               REVENUES    CASH FLOW     INCOME    INCOME    INCOME    VALUE

1999E(4)          0.8X         5.0X       7.4X      12.3X   13.5X(5)    --
1998E(4)          0.9          5.7        8.6       16.1    18.3(5)     --
LTM               1.1          7.0       11.7       24.8    24.8       5.1x
----------
(1) Based  on the proposed offer price announced April 20, 1998.
(2) Included net option shares.
(3) As per 10-K dated February 1, 1998.
(4) Based on Investext equity research estimates dated December 15, 1997. Since December, PCA's consensus estimates have dropped from $1.65 to $1.45 for 1998E and from $2.15 to $1.96 for 1999E.
(5) Based on consensus earnings estimates (as supplied by I/B/E/S).

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

--------------------------------------------------------------------------------
CPI CORP.


--------------------------------------------------------------------------------

5.

Appendix

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